--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             PARTICIPATION AGREEMENT

                                      Among

                          FAIR, ISAAC AND COMPANY, INC.

                                       And

                         LEASE PLAN NORTH AMERICA, INC.

                                       And

                          THE PARTICIPANTS NAMED HEREIN

                                       And

                               ABN AMRO BANK N.V.,

                          as Agent for the Participants

                                  May 15, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.        INTERPRETATION.............................................2
1.01.             Definitions................................................2
1.02.             Rules of Construction......................................2

SECTION 2.        LEASE FACILITY.............................................2
2.01.             Acquisition, Lease, Amount Limitations, Etc. ..............2
2.02.             Participation Agreement....................................4
2.03.             Advance Requests...........................................5
2.04.             Fees.......................................................7
2.05.             Funding of Advances........................................7
2.06.             Sharing of Payments........................................8
2.07.             Other Payment Terms.......................................11
2.08.             Commitment Reductions.....................................12
2.09.             Extensions................................................13
2.10.             Nature of the Transactions................................14
2.11.             Security..................................................15
2.12.             Change of Circumstances...................................18
2.13.             Taxes on Payments.........................................20
2.14.             Funding Loss Indemnification..............................21
2.15.             Replacement of Participants...............................22

SECTION 3.        CONDITIONS PRECEDENT......................................22
3.01.             Initial Acquisition Advance...............................22
3.02.             Tract 2 Acquisition Advance...............................22
3.03.             Improvement/Expense Advances..............................23
3.04.             Other Conditions Precedent................................23
3.05.             Covenant to Deliver.......................................23

SECTION 4.        REPRESENTATIONS AND WARRANTIES............................23
4.01.             Lessee's Representations and Warranties...................23
4.02.             Lessor's Representations and Warranties...................29
4.03.             Participants' Representations and Warranties..............30

                                TABLE OF CONTENTS
                                  (continued)

                                                                           Page

SECTION 5.        COVENANTS.................................................31
5.01.             Lessee's Affirmative Covenants............................31
5.02.             Lessee's Negative Covenants...............................34
5.03.             Lessee's Financial Covenants..............................41
5.04.             Lessor's Covenants........................................42
5.05.             Participants' Covenants...................................43

SECTION 6.        LESSOR, AGENT AND THEIR RELATIONS WITH PARTICIPANTS.......43
6.01.             Appointment of Agent......................................43
6.02.             Powers and Immunities.....................................43
6.03.             Reliance..................................................44
6.04.             Defaults..................................................44
6.05.             Indemnification...........................................44
6.06.             Non-Reliance..............................................44
6.07.             Resignation or Removal of Agent...........................45
6.08.             Authorization.............................................45
6.09.             Lessor and Agent in their Individual Capacities...........45

SECTION 7.        MISCELLANEOUS.............................................46
7.01.             Notices...................................................46
7.02.             Expenses..................................................48
7.03.             Indemnification...........................................48
7.04.             Waivers; Amendments.......................................49
7.05.             Successors and Assigns....................................49
7.06.             Setoff....................................................53
7.07.             No Third Party Rights.....................................53
7.08.             Partial Invalidity........................................53
7.09.             JURY TRIAL................................................53
7.10.             Counterparts..............................................54
7.11.             No Joint Venture, Etc. ...................................54
7.12.             Usury Savings Clause......................................54

                                TABLE OF CONTENTS
                                  (continued)

                                                                           Page

7.13.             Confidentiality...........................................54
7.14.             Governing Law.............................................54
7.15.             Consent to Jurisdiction...................................55

                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

SCHEDULES

I              Participants
II             Pricing Grid
1.01           Definitions
1.02           Rules of Construction
3.01           Conditions Precedent to Initial Acquisition Advances
3.02           Conditions Precedent to Tract 2 Acquisition Advances
4.01(f)        Environmental Reports
4.01(q)        Subsidiaries
4.01(u)        Property Representations
4.01(x)        Budget
5.02(a)        Existing Indebtedness
5.02(b)        Existing Liens
5.02(d)        Investment Policy


                  EXHIBITS

A              Land
B              Lease Agreement
C              Purchase Agreement
D              Construction Agency Agreement
E              Acquisition Request
F              Improvement/Expense Advance Request
G(1)           364-Day Commitment Extension Request
G(2)           Lease Extension Request
H              Assignment of Construction Agreements
I              Cash Collateral Agreement
J              Assignment of Lease
K              Lessor Deed of Trust
L              Lessor Security Agreement
M              Assignment Agreement

                             PARTICIPATION AGREEMENT



         THIS PARTICIPATION AGREEMENT (this "Agreement" herein), dated as of May 15, 1998, is entered into by and among:

                  (1) FAIR, ISAAC AND COMPANY, INC., a Delaware corporation ("Lessee");

                  (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor");

                  (3) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to collectively as the "Participants"); and

                  (4) ABN AMRO BANK N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent").


                                    RECITALS

         A. Lessee has requested Lessor and the Participants to provide to Lessee a lease facility pursuant to which:

                  (1) Lessor would (a) purchase the land described in Part 1 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 1 Land"),
         (b) purchase the land described in Part 2 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 2 Land" and collectively with the Tract 1 Land, or individually, as the case may be, the "Land"), (c) lease to Lessee the Land, (c) appoint Lessee as Lessor's agent to make certain improvements on the Land (which improvements will be owned by Lessor), (d) make advances to finance such improvements and to pay certain related expenses and (e) grant to Lessee the right to purchase the Land and such improvements; and

                  (2) The Participants would participate in such lease facility by (a) funding the purchase price and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

         B. Lessor and the Participants are willing to provide such lease facility upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                                                   EXHIBIT 10.38

SECTION 1. INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in Schedule 1.01.

         1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 shall apply to this Agreement and the other Operative Documents.


SECTION 2. LEASE FACILITY.

         2.01.    Acquisition, Lease, Amount Limitations, Etc.

                  (a)  Acquisition,   Lease,  Etc.  Subject  to  the  terms  and
         conditions of this Agreement (including the limitations set forth in Subparagraph 2.01(b)):

                       (i)  On  a  date   specified   by  Lessee   pursuant   to
                  Subparagraph 2.03(a) for the acquisition of the Tract 1 Land (the "Closing Date"):

                            (A) Lessor shall  purchase  (with funds  provided by
                       the Participants) the Tract 1 Land, together with any Appurtenant Rights thereto, all Improvements thereto and other related property;

                            (B) Immediately  upon the purchase by Lessor of such
                       property, Lessor and Lessee shall execute (i) a Lease Agreement in the form of Exhibit B (the "Lease Agreement"), pursuant to which Lessor will lease to Lessee such property, (ii) a Purchase Agreement in the form of Exhibit C (the "Purchase Agreement"), pursuant to which Lessor grants to Lessee the right to purchase such property and (iii) a Construction Agency Agreement in the form of Exhibit D (the "Construction Agency Agreement"), pursuant to which Lessee agrees to construct certain improvements to such property;

                       (ii)  On  a  date   specified   by  Lessee   pursuant  to
                  Subparagraph 2.03(a) for the acquisition of the Tract 2 Land (the "Tract 2 Acquisition Date"):

                                    (A)  Lessor  shall   purchase   (with  funds
                           provided by the Participants) the Tract 2 Land, together with any Appurtenant Rights thereto, all Improvements thereto and other related property; and

                                    (B)   Immediately   upon  the  purchase  and
                           acquisition by Lessor of such property, Lessor and Lessee shall execute amendments to the Lease Agreement, the Purchase Agreement and the Construction Agency

                       Agreement to the extent necessary to add such property to the property covered thereby; and

                           (iii) During the period (the "Commitment Period") beginning on the date of this Agreement and ending on the date which is 30 months after the date hereof (the "Outside Completion Date") or, if earlier, the first Business Day of the first full calendar month immediately succeeding the earlier of (A) the Completion Date and (B) the date on which the Unused Total Commitment is $0 (the earlier of the Outside Completion Date and such first Business Day to be referred to as the "Commitment Termination Date"), Lessor shall, at the request of Lessee, make additional advances to Lessee (with funds provided by the Participants) to pay Permitted
                  Improvement Costs and Permitted Transaction Expenses ("Improvement/Expense Advances").

                  (b) Amount Limitations. The advances made by Lessor to purchase the Land (the "Acquisition Advances") and the Improvement/Expense Advances made by Lessor (the Acquisition Advances and the Improvement/Expense Advances to be referred to collectively as the "Advances") shall be subject to the following limitations:

                            (i) Until  Lessee  delivers  to Lessor the Plans and
                  Specifications for all New Improvements to be constructed on the Property pursuant to Subparagraph 5.01(h) and a revised Expiration Date Appraisal for each Tract of Property (if required by Subparagraph 5.01(h)), the aggregate amount of all portions of all Advances made by Lessor which are allocated to any Line Item in the Budget, as set forth in the Schedule to the Acquisition Request or the Improvement/Expense Advance Request for such Advance pursuant to clause (v) of Subparagraph 2.03(a) or clause (i)(D) of Subparagraph 2.03(b), as applicable, shall not exceed shall not exceed 110% of such Line Item of the Budget:

                           (ii) Until  Lessee  delivers  to Lessor the Plans and
                  Specifications for all New Improvements to be constructed on the Property pursuant to Subparagraph 5.01(h) and a revised Expiration Date Appraisal for each Tract of Property (if required by Subparagraph 5.01(h)), the aggregate amount of all Advances made by Lessor shall not exceed the lesser of (A) aggregate amount of the Budget or (B) the Expiration Date Appraisal as delivered on the Closing Date;

                           (iii) After  Lessee  delivers to Lessor the Plans and
                  Specifications for all New Improvements to be constructed on the Property pursuant to Subparagraph 5.01(h) and a revised Expiration Date Appraisal for each Tract of Property (if required by Subparagraph 5.01(h)), the aggregate amount of all Advances made by Lessor for such Tract of Property (including the Acquisition Advance and all Improvement/Expense Advances for such Tract of Property) shall not exceed the Expiration Date Appraisal for such Tract of Property;

                           (iv) The aggregate amount of all Advances made during
                  the period commencing on the date of this Agreement and ending on the date 364 days thereafter (the "364-Day Commitment Termination Date") shall not exceed Sixteen Million Dollars ($16,000,000) (the "364-Day Commitment"); and;

                           (v) The aggregate  amount of all Advances made during
                  the period commencing on the date of this Agreement and ending on the Commitment Termination Date (such period to be referred to as the "Commitment Period") shall not exceed Fifty-Five Million Dollars ($55,000,000) (the "Total Commitment").

                  Of the Total Commitment, Thirty-Nine Million Dollars ($39,000,000) (the "Thirty Month Commitment") is available at any time during the entire Commitment Period. Unless otherwise directed by Lessee, all Advances made by Lessor on or prior to the 364-Day Commitment Termination Date shall be allocated first to the 364-Day Commitment and, after the 364-Day Commitment is reduced to zero, to the Thirty-Month Commitment. All Advances made by Lessor after the 364-Day Commitment Termination Date shall be allocated to the Thirty-Month Commitment, whether or not the 364-Day Commitment has been reduced to zero.

                  (c) Tranches. Each Advance shall consist of a Tranche A Portion, a Tranche B Portion and a Tranche C Portion. For accounting purposes, the Tranche A Portion and Tranche B Portion of each Advance shall constitute debt and the Tranche C Portion shall constitute equity.

         2.02.    Participation Agreement.

                  (a) Advances. Each Participant severally, unconditionally and irrevocably agrees with Lessor to participate in each Advance made by Lessor in an amount equal to such Participant's Proportionate Share of such Advance; provided, however, that the aggregate amount of each Participant's Proportionate Share of all Advances shall not exceed such Participant's Commitment. Each Participant shall fund its Proportionate Share of each Advance as provided in Subparagraph 2.05(a). Each Participant's Proportionate Share of each Advance shall consist of such Participant's Tranche A Portion, Tranche B Portion and Tranche C Portion of such Advance.

                  (b) Payments. In consideration of each Participant's participation in each Advance made by Lessor, such Participant shall participate in the payments made by Lessee under this Agreement and the other Operative Documents as provided in Paragraph 2.06.

                  (c)  Other Rights of Participants and Agent.

                           (i)  Until   all   amounts   payable   to  Agent  and
                  Participants under this Agreement and the other Operative Documents are paid in full, Lessee shall deliver all notices for Lessor under this Agreement and the other Operative Documents to Agent at the office or facsimile number and during the hours specified in Paragraph 7.01. Agent shall promptly furnish to Lessor and each Participant copies of each such notice and, in the case of each request for an

                  Advance, shall notify each Participant of the amount of such Participant's Proportionate Share of the Advance requested thereby.

                           (ii) Lessor is not an agent for Participants or Agent
                  and may exercise or refrain from exercising its rights under this Agreement and the other Operative Documents in its discretion; provided, however that, until all amounts payable to Agent and Participants under this Agreement and the other Operative Documents are paid in full, (A) Lessor shall, subject to the limitations set forth in Section VI, be required to act or to refrain from acting upon instructions of the Required Participants as provided in Paragraph 6.03 and
                  (B) Agent may exercise any or all of the rights and remedies of Lessor, and shall be entitled to the other benefits afforded Lessor, under this Agreement and the other Operative Documents.

                           (iii) Neither Agent nor any Participant shall have any right, title or interest in the Property except for the Lien therein granted to Agent, for the benefit of the Participants, in the Lessor Deed of Trust, the Assignment of Lease and the Lessor Security Agreement.

         2.03.    Advance Requests.

                  (a) Acquisition Request. Lessee shall request Lessor to purchase the Land by delivering to Agent an irrevocable written request in the form of Exhibit E, appropriately completed (the "Acquisition Request"), which specifies, among other things:

                           (i)      The Tract of Land to be purchased;

                           (ii) The amount of such requested Acquisition Advance, including the amount of the Acquisition Price and the Permitted Transaction Expenses (which may include expenses previously paid by Lessee) included in such Acquisition Advance;

                           (iii) The date selected by Lessor as the  Acquisition
                  Date for such purchase, which shall be, (A) in the case of the Acquisition Advance to purchase the Tract 1 Land (the "Initial Acquisition Advance"), on a Business Day on or prior to May 31, 1998 and (B) in the case of the Acquisition Advance to purchase the Tract 2 Land (the "Tract 2 Acquisition Advance"), on a date that is a Business Day on or prior to July 1, 1999;

                           (iv) The Portions into which such Advance(s) is (are)
                  to be divided and the Rental Period for each Portion; and

                           (v) If  Lessee  has not yet  delivered  the Plans and
                  Specifications as required by Subparagraph 5.01(h) and any revised Expiration Date Appraisal required by Subparagraph 5.01(h), a Schedule to such Acquisition Request setting forth by reference to Line Items in the Budget the purpose for which each portion of such Advance will be utilized and a reconciliation by Line Items in the Budget of all Advances made prior to the date of such Advance.

                  (b) Improvement/Expense Advance Requests. Lessee shall request Lessor to make each Improvement/Expense Advance by delivering to
         Lessor:

                           (i) An  irrevocable  written  request  in the form of
                  Exhibit F, appropriately completed (an "Improvement/Expense Advance Request"), which specifies, among other things:

                                    (A) The amount of such Advance,  which shall
                           be in the amount of $500,000 or an integral multiple of $100,000 in excess thereof;

                                    (B) The date of such Advance, which shall be
                           the Closing Date or the first Business Day of a month;

                                    (C)  The  Permitted  Improvement  Costs  and
                           Permitted Transaction Expenses to be paid by such Advance and the Tract(s) of Land for which payable; and

                                    (D) If  Lessee  has  not yet  delivered  the
                           Plans and Specifications as required by Subparagraph 5.01(h) and any revised Expiration Date Appraisal required by Subparagraph 5.01(h), a Schedule to such Improvement/Expense Advance Request setting forth by reference to Line Items in the Budget the purpose for which each portion of such Advance will be utilized and a reconciliation by Line Items in the Budget of all Advances made prior to the date of such Advance.

                           (ii) If the  proceeds of such  Advance are to be used
                  to purchase Related Goods:

                                    (A) A  Supplement  to Exhibit B to the Lease
                           Agreement in the form of Exhibit B(1) to the Lease Agreement (an "Exhibit B Supplement"), which contains a description of such Related Goods; and

                                    (B) Bills of sale for all such Related Goods
                           showing Lessor as the purchaser.

         Lessee shall not request more than one (1) Improvement/Expense Advance in any calendar month.

                  (c) Delivery of Advance Requests. Etc. Lessee shall deliver to Lessor the Acquisition Request for the Initial Acquisition Advance at least three (3) Business Days before the Closing Date and the Acquisition Request for the Tract 2 Acquisition Advance at least three
         (3) Business Day before the Tract 2 Acquisition Date. Lessee shall deliver each Improvement/Expense Advance Request to Lessor at least three (3) Business Days before the date of such Advance. The Acquisition Requests and Improvement/Expense Advance Requests (collectively, "Advance Requests") shall be delivered by first-class mail or facsimile as required by Subparagraph 2.02(c) and Paragraph 7.01; provided, however, that Lessee shall promptly deliver to Lessor the original of any Advance Request initially delivered by facsimile.

                  (d) Capitalization of Base Rent During Commitment Period. On each Scheduled Rent Payment Date occurring under the Lease Agreement during the Commitment Period, the Base Rent due on such Scheduled Rent Payment Date shall be capitalized by automatically treating the amount of such Base Rent as an Improvement/Expense Advance made on such Scheduled Rent Payment Date. Agent shall notify Lessee, Lessor and each Participant of the amount of the Base Rent due on each such Scheduled Rent Payment Date and so treated as an Improvement/Expense Advance.

         2.04.    Fees.

                  (a) Agent's Fees. Lessee shall pay to Agent, for its own account, agent's fees in the amounts and at the times set forth in the Agent's Fee Letter (the "Agent's Fees").

                  (b) Commitment Fees. Lessee shall pay to Agent, for the ratable benefit of the Participants as provided in clause (ii) of Subparagraph 2.06(c), commitment fees (the "Commitment Fees") as follows:

                           (i) Lessee  shall pay  Commitment  Fees of twenty one
                  hundredths of one percent (0.20%) per annum on the daily average Unused 364-Day Commitment for the 364-Day Commitment Period.

                           (ii) Lessee shall pay Commitment Fees of thirty hundredths of one percent (0.30%) per annum on the daily average Unused Thirty-Month Commitment for the entire Commitment Period.

         Lessee shall pay the Commitment Fees in arrears on the first Business Day in each January, April, July and October (commencing July, 1998) and on the Commitment Termination Date (or if the Total Commitment is cancelled on a date prior to such day, on such prior date).

                  (c)  364-Day  Commitment  Extension  Fee.  If  Lessor  and the
         Participants consent to any extension of the 364-Day Commitment Termination Date requested by Lessee pursuant to Subparagraph 2.09(a), Lessee shall pay to Agent, for the ratable benefit of Lessor and the Participants as provided in clause (iii) of Subparagraph 2.06(c), an extension fee (the "364-Day Commitment Extension Fee") equal to one tenth of one percent (0.10%) of the Unused 364-Day Commitment on the original 364-Day Commitment Termination Date. Lessee shall pay the 364-Day Commitment Extension Fee on or prior to the original 364-Day Commitment Termination Date.

         2.05.    Funding of Advances.

                  (a) Participant Funding and Disbursement. Each Participant shall, before 11:00 a.m. on the date of each Advance, make available to Agent at its office specified in Paragraph 7.01, in same day or immediately available funds, such Participant's Proportionate Share of such Advance. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 3, Agent will promptly disburse such funds on behalf of Lessor, in same day or immediately available funds, as directed by Lessee in the Advance Request for such Advance. Each Acquisition Advance shall be disbursed to an escrow or other account established for payment of the Acquisition Price and any related Permitted Transaction Expenses pursuant to the Acquisition Agreement or otherwise as directed by Lessee in the Acquisition Advance Request. Each Improvement/Expense Advance shall be disbursed as directed by Lessee in the Advance Request for such Improvement/Expense Advance.

                  (b) Participant Failure to Fund. Unless Agent shall have received notice from a Participant prior to the date of any Advance that such Participant will not make available to Agent such Participant's Proportionate Share of such Advance, Agent may assume that such Participant has made such portion available to Agent on the date of such Advance in accordance with Subparagraph 2.05(a), and Agent may, in reliance upon such assumption, disburse the full amount of such Advance on such date; provided, however, that neither Agent nor Lessor shall have any obligation to make an Advance requested hereunder in an amount which exceeds the aggregate amount of funds actually received by Agent from the Participants on account of their respective Proportionate Shares of such Advance. If any Participant does not make the amount of its Proportionate Share of any Advance available to Agent on or prior to the date such Advance is made, Agent promptly shall notify such Participant of such failure and such Participant shall pay to Agent, on demand, interest which shall accrue on such amount until made available to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Advance through the third Business Day thereafter and (ii) the Base Rate plus two percent (2.0%) thereafter. A certificate of Agent submitted to any Participant with respect to any amounts owing under this Subparagraph 2.05(b) shall be conclusive absent manifest error. If any Participant's Proportionate Share of any Advance is not in fact made available to Agent by such Participant within three (3) Business Days after the date of such Advance, Lessee shall pay to Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Lessee until the date such amount is repaid to Agent, at a per annum rate equal to the Base Rate.

                  (c) Participants' Obligations Several. The failure of any Participant to fund its Proportionate Share of any Advance shall not relieve any other Participant of its obligation hereunder to fund its Proportionate Share of such Advance, and no Participant shall be responsible for the failure of any other Participant to fund its Proportionate Share of any Advance on the date of such Advance.

         2.06.    Sharing of Payments.

                  (a) Outstanding Lease Amount or any Portion thereof. Lessor shall share payments applied to reduce the Outstanding Lease Amount or any Portion thereof as follows:

                           (i) Each payment of the  Outstanding  Lease Amount or
                  any Portion thereof derived from the purchase price paid by Lessee (or an Assignee Purchaser) to purchase the Property pursuant to the Purchase Agreement shall be shared by the Participants pro rata according to their respective Outstanding Participation Amounts at the time of such payment.

                           (ii) Each payment of the Outstanding  Lease Amount or
                  any Portion thereof derived from the Residual Value Guaranty Amount paid by Lessee pursuant to the Purchase Agreement shall be shared first by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche A
                  Participation  Amounts  are paid in  full,  by the  Tranche  B
                  Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche A Participation Amounts and all Outstanding Tranche B Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

                           (iii) Each payment of the Outstanding Lease Amount or
                  any Portion thereof derived from:

                                    (A) the purchase  price paid by a Designated
                           Purchaser to purchase the Property pursuant to the Purchase Agreement;

                                    (B) the  Indemnity  Amount  paid  by  Lessee
                           pursuant to the Purchase Agreement; or

                                    (C)   Casualty   Proceeds  or   Condemnation
                           Proceeds related to any of the Property;

                  Shall be shared first by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche B
                  Participation  Amounts  are paid in  full,  by the  Tranche  A
                  Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche B Participation Amounts and all Outstanding Tranche A Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

                           (iv) Each payment of the Outstanding  Lease Amount or
                  any Portion thereof derived from the purchase price paid by any other Person to purchase the Property (whether after the retention of such Property by Lessor following the Expiration Date of the Lease Agreement, upon foreclosure or otherwise) shall be shared first by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche B
                  Participation Amounts are paid in full, by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche B Participation Amounts and all Outstanding Tranche A Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

                  (v) Each payment of the Outstanding Lease Amount or any Portion thereof derived from Cash Collateral shall be shared
                  (i) by the Tranche A Participants alone pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment, if such payment is made after the purchase of the Property by a Designated Purchaser pursuant to the Marketing Option in the Purchase Agreement or (ii) by all Participants pro rata according to their respective Outstanding Participation Amounts at the time of such payment if such payment is made in any other circumstance.

                  (b) Base Rent. Each payment applied to Base Rent shall be shared by the Participants which funded the Outstanding Lease Amount or any Portion thereof pro rata according to (i) the respective Outstanding Participation Amounts so funded by such Participants, (ii) the dates on which such Participants so funded such amounts and (iii) for Base Rent accruing at a Fixed Rental Rate, the respective Fixed Rate Quotes of such Participants. (If any Participant fails to provide a Fixed Rate Quote for determining any Fixed Rate for any Rental
         Period, such Participant shall, for the purposes of this Subparagraph 2.06(b), be deemed to have provided a Fixed Rate Quote equal to such Fixed Rate.)

                  (c) Supplemental Rent. Lessor shall share each payment applied to Supplemental Rent among the Lessor Parties as follows:

                           (i) Each  payment  applied to  Agent's  Fees shall be
                  solely for the account of Agent.

                           (ii) Each payment applied to Commitment Fees shall be
                  shared by the Participants pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Participant which becomes a Participant hereunder after the date hereof, the date upon which such Participant so became a Participant.

                           (iii) Each payment applied to the 364-Day  Commitment
                  Extension Fee shall be shared by the Participants pro rata according to their respective Proportionate Shares on the date of such payment.

                           (iv) Each  payment  applied to  reimburse  any Lessor
                  Party for any fees, costs and expenses incurred by such Lessor Party shall be solely for the account of such Lessor Party.

                           (v) Each  payment of interest  (other than Base Rent)
                  shall be shared among the Lessor Parties owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lessor Parties and (B) the dates on which such amounts became owing to such Lessor Parties.

                           (vi) All other  payments under this Agreement and the
                  other Operative Documents shall be for the benefit of the Person or Persons specified.

                  (d) Disproportionate Payments, Etc. If any Participant shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of amounts owed to it in excess of its ratable share of payments on account of such amounts obtained by all Participants entitled to such payments, such Participant shall forthwith purchase from the other Participants such participations in the payments to be made under the Operative Documents as shall be necessary to cause such purchasing Participant to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Participant, such purchase shall be rescinded and each other Participant shall repay to the purchasing Participant the purchase price to the extent of such recovery together with an amount equal to such other Participant's ratable share (according to the proportion of (i) the amount of such other Participant's required repayment to (ii) the total amount so recovered from the purchasing Participant) of any interest or other amount paid or payable by the purchasing Participant in respect of the total amount so recovered. Lessee agrees that any Participant so purchasing a participation from another Participant pursuant to this Subparagraph 2.06(d) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Participant were the direct creditor of Lessee in the amount of such participation.

         2.07.    Other Payment Terms.

                  (a) Place and Manner of Payments by Lessee. Lessee shall make all payments due to any Lessor Party under this Agreement and the other Operative Documents by payments to Agent, for the account of such Person, at Agent's office, located at the address specified in Paragraph 7.01, with each payment due to a Participant to be for the account of such Participant's Applicable Participating Office. Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. New York time on the date due. Agent shall promptly disburse to the appropriate Person each such payment received by Agent for such Person.

                  (b) Date. Whenever any payment due under this Agreement or any other Operative Document shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of Rent, interest or fees, as the case may be. Whenever this Agreement or any other Operative Document requires a payment to be made by Lessee but fails to specify a time for such payment to be made, such payment shall be due and payable ten (10) days after demand for such payment is made upon Lessee by the applicable party.

                  (c) Late Payments. If any amounts required to be paid by Lessee under this Agreement or any other Operative Document (including Rent, interest, fees or other amounts) remain unpaid after such amounts are due, Lessee shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.0%), such rate to change from time to time as the Base Rate shall change.

                  (d) Application of Payments. All payments under this Agreement and the other Operative Documents shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or any other Operative Document, second to the accrued Base Rent then due and payable under this Agreement or any other Operative Document and finally to reduce the Outstanding Lease Amount or any Portion thereof.

                  (e) Failure to Pay Agent. Unless Agent shall have received notice from Lessee at least one (1) Business Day prior to the date on which any payment is due to Lessor or the Participants under this Agreement or the other Operative Documents that Lessee will not make such payment in full, Agent may assume that Lessee has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Persons on such due date an amount equal to the amount then due such Persons. If and to the extent Lessee shall not have so made such payment in full to Agent, each such Person shall repay to Agent forthwith on demand such amount distributed to such Person together with interest thereon, for each day from the date such amount is distributed to such Person until the date such Person repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the Base Rate plus two percent (2.0%) thereafter, such rate to change from time to time as the Base Rate shall change. A certificate of Agent submitted to any Person with respect to any amounts owing by such Person under this Subparagraph 2.07(e) shall be conclusive absent manifest error.

         2.08.    Commitment Reductions.

                  (a) Reduction or Cancellation of Commitments. Lessee may, at any time prior to the 364-Day Commitment Termination Date in the case of the 364-Day Commitment or the Commitment Termination Date in the case of the Thirty-Month Commitment, upon five (5) Business Days written notice to Lessor, permanently reduce the 364-Day Commitment or the Thirty-Month Commitment by the amount of One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof or cancel the 364-Day Commitment or the Thirty-Month Commitment in its entirety. Any reduction of the 364-Day Commitment or the Thirty-Month Commitment shall result in a corresponding reduction of the Total Commitment.

                  (b) Effect of Commitment  Reductions.  From the effective date of any reduction of the 364-Day Commitment or the Thirty-Month Commitment, the Commitment Fees shall be computed on the basis of the 364-Day Commitment or the Thirty-Month Commitment as so reduced. Once reduced or cancelled, the 364-Day Commitment, the Thirty-Month Commitment and the Total Commitment may not be increased or reinstated without the prior written consent of Lessor and all Participants. Any reduction of the 364-Day Commitment, the Thirty-Month Commitment or the Total Commitment pursuant to this Paragraph 2.08 shall be applied ratably to reduce each Participant's Commitment pro rata in accordance with its Proportionate Share.

         2.09.    Extensions.

                  (a) 364-Day Commitment Extension. Lessee may request Lessor to extend the 364-Day Commitment Termination Date for an additional period of six (6) months by appropriately completing, executing and delivering to Agent a written request in the form of Exhibit G(1) (a "364-Day Commitment Extension Request"). Lessee shall deliver the 364-Day Commitment Extension Request to Agent not more than six (6) months and not less than two (2) months before the original 364-Day Commitment Termination Date. Agent shall promptly deliver to Lessor and each Participant three (3) copies of each 364-Day Commitment Extension Request received by Agent. If Lessor or a Participant, in its sole and absolute discretion, consents to the 364-Day Commitment Extension Request, such Person shall evidence such consent by executing and returning two (2) copies of the 364-Day Commitment Extension Request to Agent not later than the ten (10) Business Days after receipt of the 364-Day Commitment Extension Request. Any failure by Lessor or any Participant so to execute and return a 364-Day Commitment Extension Request shall be deemed a denial thereof. If Lessee shall deliver a 364-Day Commitment Extension Request to Lessor pursuant to the first sentence of this Subparagraph 2.09(a), then not later than fifteen (15) Business Days after receipt of the 364-Day Commitment Extension Request, Agent shall notify Lessee, Lessor and the Participants in writing whether (i) Agent has received a copy of the 364-Day Commitment Extension Request executed by Lessor and each Participant, in which case the definition of "364-Day Commitment Termination Date" set forth in Subparagraph 2.01(a) shall be deemed extended to the date which is six (6) months after the original 364-Day Commitment Termination Date (subject to receipt by Agent of the 364-Day Commitment Extension Fee), or (ii) Agent has not received a copy of the 364-Day Commitment Extension Request executed by Lessor and each Participant, in which case such 364-Day Commitment Extension Request shall be deemed denied. Lessee acknowledges that neither Lessor nor any Participant has promised (either expressly or implicitly), or has any obligation or commitment, to extend or consent to the extension of the 364-Day Commitment Termination Date at any time.

                  (b) Lease Extension. Lessee may, on the terms and conditions provided herein, request Lessor to extend the Scheduled Expiration Date for (i) three consecutive and sequential one year periods (each of which is referred to herein as a "One Year Extension"), or (ii) one three year period (the "Three Year Extension"), provided that after giving effect to any such extension, the remaining scheduled term of the Lease shall not exceed five (5) years. A request by Lessee for the Three Year Extension shall preclude any request for a One Year Extension and any request for a One Year Extension shall preclude any request for the Three Year Extension. Each One Year Extension or the Three Year Extension shall be requested by Lessee by appropriately completing, executing and delivering to Agent a written request in the form of Exhibit G(2), together with an attachment thereto setting forth the terms upon which Lessee would propose for the requested extension (a "Lease Extension Request"). Lessee shall deliver each Lease Extension Request to Agent not less than six (6) months before the then current Scheduled Expiration Date. Agent shall promptly deliver to Lessor and each Participant three (3) copies of each Lease Extension Request received by Agent. If Lessor or a Participant, in its sole and absolute discretion, consents to a Lease Extension Request, such Person shall evidence such consent by executing and returning two
         (2) copies of such Lease Extension Request to Agent not later than the earlier of (i) the last Business Day which is not less than five (5) months prior to the then current Scheduled Expiration Date or (ii) two
         (2) months after the date Agent receives the Lease Extension Request. Any failure by Lessor or any Participant so to execute and return a Lease Extension Request shall be deemed a denial thereof. Agent shall promptly notify Lessee if any Participant has denied such extension request, and Lessee may seek to obtain an Eligible Assignee to replace such Participant pursuant to Paragraph 2.15. Lessee shall deliver a Lease Extension Request to Lessor pursuant to the first sentence of this Subparagraph 2.09(b), then not later than the last Business Day which is not less than four (4) months prior to the then current Scheduled Expiration Date, Agent shall notify Lessee, Lessor and the Participants in writing whether (i) Agent has received a copy of the Lease Extension Request executed by Lessor and each Participant (including any Replacement Participant), in which case the definition of "Scheduled Expiration Date" set forth in Subparagraph 2.02(a) of the Lease Agreement shall be deemed extended to the date which is one (1) year after the then current Scheduled Expiration Date in the case of a One Year Extension, or three (3) years after the then current Scheduled Expiration Date in the case of the Three Year Extension (subject to the receipt by Agent of any amounts payable by Lessee in connection with such extension), or (ii) Agent has not received a copy of the Lease Extension Request executed by Lessor and each Participant, in which case such Lease Extension Request shall be deemed denied. Lessee acknowledges that neither Lessor nor any Participant has promised (either expressly or implicitly), or has any obligation or commitment, to extend or consent to the extension of the Scheduled Expiration Date at any time and that any such extension shall be subject to then applicable market, interest and credit conditions.

         2.10. Nature of the Transactions. Lessee and the Lessor Parties intend that the transactions evidenced by this Agreement and the other Operative Documents constitute operating leases pursuant to FASB 13 for accounting purposes and loans secured by the Property for federal, state and local income tax purposes and bankruptcy law purposes. To the extent that this Agreement and the other Operative Documents reflect the lease form alone, they do so for convenience only. Lessee and the Lessor Parties intend that the Operative
Documents have the dual form referred to in the first sentence of this paragraph, notwithstanding the use of the lease form alone.

                  (a) Tax Treatment. For purposes of all income, franchise and other taxes imposed upon or measured by income, Lessee and Lessor
         Parties intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property. Lessee and the Lessor Parties may only take deductions, credits, allowances and other reporting positions on their respective returns, reports and statements which are consistent with such treatment, unless required to do otherwise by an appropriate taxing authority or after a clearly applicable change in applicable Governmental Rules; provided, however, that if an appropriate taxing authority or a clearly applicable change in applicable Governmental Rules requires any Lessor Party to take such an inconsistent position, such Lessor Party shall promptly notify Lessee.

                  (b) Other Legal  Treatment.  For purposes of  bankruptcy  law,
         Lessee and Lessor Parties also intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property. Consistent with such treatment, Lessee and the Lessor Parties intend that, among other things for such purposes, (i) the Advances be treated as loans to Lessee by the Participants (through Lessor); (ii) the Advances be secured by the Property and the Lessor Parties have the rights and remedies of secured lenders; (iii) Base Rent be treated as interest on the Advances; (iv) Lessee be required to pay on the Expiration Date only the Residual Value Guaranty Amount, the Indemnity Amount and the other amounts required by Subparagraph 4.06(b) of the Purchase Agreement (or
         Subparagraph  4.06(c) if Lessor is  retaining  the  Property) if Lessee exercises the Marketing Option in accordance with the Purchase Agreement; and (v) Lessee be required to pay on the Expiration Date the Outstanding Lease Amount or any Portion thereof and all other amounts outstanding under this Agreement and the other Operative Documents (including amounts required by Subparagraph 4.06(a) of the Purchase Agreement) if the Lease Agreement is terminated prior to its Scheduled Expiration Date after an Event of Default occurs under the Lease
         Agreement or if Lessee fails to or is otherwise not entitled to exercise the Marketing Option in accordance with the Purchase Agreement.

                  (c) No Reliance by Lessee. Lessee acknowledges and agrees that no Lessor Party has made any representations or warranties to Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

                           (d) Modification of Operative Documents. Lessee and the Lessor Parties shall amend or modify this Agreement and the other Operative Documents to the extent necessary for the transaction evidenced by this Agreement and the other Operative Documents to qualify as an operating lease pursuant to FASB 13 for accounting purposes if, and only if, such amendments and modifications do not adversely affect either Lessee or any Lessor Party in its sole and absolute discretion .

                  2.11.    Security.

                  (a)      Lessee Obligations.

                           (i) To the extent that the  transaction  evidenced by
                  the Lease Agreement, Purchase Agreement and other Operative Documents is treated as a loan by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property pursuant to Paragraph 2.10, the Lessee Obligations shall be secured by the Real Property Collateral and the Personal Property Collateral (collectively, the "Property Collateral") as provided in Subparagraphs 2.07(a) and 2.07(b) of the Lease Agreement and in an Assignment of Construction Agreements in the form of Exhibit H, duly executed by Lessee (the "Assignment of Construction Agreements").

                           (ii) In  addition  to the  Property  Collateral,  the
                  Lessee Obligations may be secured, at Lessee's election, by a Cash Collateral Agreement in the form of Exhibit I, duly executed by Lessee (the "Cash Collateral Agreement"), and Cash Collateral delivered to Agent or Participants pursuant to the Cash Collateral Agreement. If Lessee elects to deliver any Cash Collateral pursuant to the Cash Collateral Agreement to decrease the Applicable Margin for the LIBOR Rental Rate or the Fixed Rental Rate, Lessee shall deliver to Agent, five (5) Business Days' prior to the delivery of such Cash Collateral, notice of such election and an opinion of its counsel in form and substance reasonably satisfactory to Lessor regarding the Cash Collateral Agreement and such Cash Collateral and shall deliver such Cash Collateral only on a Scheduled Rent Payment Date. Lessee shall have the option to pledge and withdraw Cash Collateral on any Scheduled Rent Payment Date; provided, however, that in order to withdraw Cash Collateral Lessee shall certify that no Default or Event of Default has occurred and is continuing and that all other conditions of the Cash Collateral Agreement have been complied with. Cash Collateral shall consist of eurodollar deposits or U.S. treasury securities with a maturity of less than two (2) years. In the event that U.S. treasury securities are pledged, Lessee shall be entitled to a credit for purposes of determining any decrease in the Applicable Margin, in the amount of ninety five percent (95%) of the market value of the U.S. treasury securities pledged on the day such pledge is made. Lessee shall bear all breakage or other related costs associated with the Cash Collateral or any withdrawal thereof.

                  In the event that Cash Collateral is withdrawn from the Cash Collateral Agreement after having been deposited thereunder, at the time of such withdrawal, Lessee shall pay to Lessor a withdrawal fee equal to the Applicable Withdrawal Percentage, as defined below, multiplied by the amount of the Cash Collateral withdrawn multiplied by a fraction the denominator of which shall be 360 and the numerator of which shall be the number of days (but not more that 180 days) that such Cash Collateral had been on deposit pursuant to the Cash Collateral Agreement. "Applicable Withdrawal Percentage" means 0.5%, in the case Level 1 pricing (as set forth in the Pricing Grid) is in effect of the date of withdrawal, and 0.75%, in the case Level 2 pricing (as set forth in the Pricing Grid) is in effect of the date of withdrawal. In the event that Cash Collateral is deposited under the Cash Collateral Agreement in different tranches, for purposes of computing the fee provided for in the previous sentence, sums withdrawn from the Cash Collateral Agreement shall be deemed to have been withdrawn on a first in first out basis.

                  Lessor, Agent and the Participants shall have a full right of offset against the Cash Collateral at all times in the amount of the Tranche A Participation Amount, the Tranche B Participation Amount and the Tranche C Participation Amount; provided that there shall be no right or offset against the Cash Collateral for the Tranche B Participation Amount and the Tranche C Participation Amount if the Lessee elects and completes the Marketing Option.

                           (iii) Lessee  shall  deliver to Lessor and Agent such
                  additional mortgages, deeds of trust, security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Lessor or Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of Lessor or Agent in the Property Collateral and Cash Collateral prior to the Liens or other interests of any Person, except in the case of the Property Collateral for Permitted Property Liens; and (B) otherwise establish, maintain, protect and evidence the rights provided to Lessor and Agent in the Property Collateral and Cash Collateral. Lessee shall fully cooperate with Lessor and Agent and perform all additional acts reasonably requested by Lessor or Agent to effect the purposes of this Subparagraph 2.11(a).

                  (b)      Lessor Obligations.

                           (i) The  Lessor  Obligations  shall be secured by the
                  following:

                                    (A) An  Assignment  of Lease  Agreement  and
                           Purchase Agreement in the form of Exhibit J, duly executed by Lessor (the "Assignment of Lease");

                                    (B)  A  Construction   Deed  of  Trust  with
                           Assignment of Rents, Security Agreement and Fixture Filing in the form of Exhibit K, duly executed by Lessor (the "Lessor Deed of Trust"); and

                                    (C) A  Security  Agreement  in the  form  of
                           Exhibit L, duly executed by Lessor (the "Lessor Security Agreement").

                           (ii) Lessor  shall  deliver to Agent such  additional
                  mortgages, deeds of trust, security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of Agent in Lessor's rights in the Property Collateral and Cash Collateral; and (B) otherwise establish, maintain, protect and evidence the rights provided to Agent in the Property Collateral and Cash Collateral. Lessor shall fully cooperate with Agent and perform all additional acts reasonably requested by Agent to effect the purposes of this Subparagraph 2.11(b).

                           (iii) Lessee  hereby  consents to the  Assignment  of
                  Lease, the Lessor Deed of Trust and the Lessor Security Agreement; the Liens granted to Agent therein; and all other Liens granted to Agent in any of the Operative Documents and the Property to secure the Lessor Obligations.

         2.12.    Change of Circumstances.

                  (a) Inability to Determine Rates. If, on or before the first day of any Rental Period for any Portion, (i) any Participant shall advise Agent that the LIBOR Rental Rate for such Rental Period and Portion cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market, (ii) any Participant shall advise Agent that the LIBOR Rental Rate for such Rental Period and Portion does not adequately and fairly reflect the cost to such Participant of funding its share of such Portion or (iii) if Lessee has requested a Fixed Rental Rate for such Rental Period and Portion, any Participant shall advise Agent that such Participant is unable to provide a Fixed Rate Quote due to the unavailability of funds in or other circumstances affecting the domestic interbank market, Agent shall immediately give notice of such condition to Lessee, Lessor and the other Participants. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessor that the circumstances giving rise to such condition no longer exist), the LIBOR Rental Rate or Fixed Rental Rate, as the case may be, shall be unavailable and the Rental Rate for each Rental Period shall be one of the other rental rates then available.

                  (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by Lessor or any Participant with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Participant to fund or maintain its portion of the Outstanding Lease Amount or any Portion thereof at the LIBOR Rental Rate or a Fixed Rental Rate, such Participant shall immediately notify Agent and Agent shall immediately notify Lessee, Lessor and the other Participants of such Change of Law. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessor that such Change of Law is no longer in effect), the LIBOR Rental Rate or Fixed Rental Rate, as the case may be, shall be unavailable and the Rental Rate for each Rental Period shall be one of the other rental rates then available.

                  (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                           (i) Shall subject  Lessor or any  Participant  to any
                  tax, duty or other charge with respect to the Outstanding Lease Amount or any Portion thereof thereof shall change the basis of taxation of Base Rent payments by Lessee to Lessor or any Participant under this Agreement or any other Operative Document (except for changes in the rate of taxation on the overall net income of Lessor or any Participant imposed by its jurisdiction of incorporation or any jurisdiction in which it maintains an office); or

                           (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBOR Rental
                  Rate), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by Lessor or any Participant for its portion of the Outstanding Lease Amount or any Portion thereof; or

                           (iii) Shall impose on Lessor or any  Participant  any
                  other condition related to the Outstanding Lease Amount or any Portion thereof, Base Rent or Lessor's or such Participant's commitments hereunder;

         And the effect of any of the foregoing is to increase the cost to Lessor or such Participant of funding or maintaining its portion of the Outstanding Lease Amount or any Portion thereof or commitments or to reduce any amount receivable by Lessor or such Participant hereunder; then Lessee shall from time to time within thirty (30) days after demand by Lessor or such Participant, pay to Lessor or such Participant additional amounts sufficient to reimburse Lessor or such Participant for such increased costs or to compensate Lessor or such Participant for such reduced amounts; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(c) on account of any such increased costs or reduced amounts relating to any Rental Period that ended more than six (6) months prior to such demanding party's first demand for payment (or, if any increased costs or reduced amounts do not relate to a particular Rental Period, on account of any such increased costs or reduced amounts realized by the demanding party more than six (6) months prior to its first demand for payment). A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by Lessor or such Participant to Lessee shall constitute prima facie evidence of such costs or amounts. The obligations of Lessee under this Subparagraph 2.12(c) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

                  (d) Capital Requirements. If, after the date of this Agreement, Lessor or any Participant determines that (i) any Change of Law affects the amount of capital required to be maintained by such Person or any other Person controlling such Person (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Person or such other Person which is attributable to or based upon the
         Advances, the commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Person's or such other Person's policies with respect to capital adequacy), Lessee shall pay to such Person or such other Person, within thirty (30) Business Days after demand of such Person, such amounts as such Person or such other Person reasonably shall determine are necessary to compensate such Person or such other Person for the increased costs to such Person or such other Person of such increased capital; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(d) on account of any such increased costs relating to any Rental Period that ended more than six (6) months prior to such demanding party's first demand for payment (or, if any increased costs or reduced amounts do not relate to a particular Rental Period, on account of any such increased costs or reduced amounts realized by the demanding party more than six (6) months prior to its first demand for payment). A certificate of Lessor or any Participant setting forth in reasonable detail the computation of any such increased costs, delivered by such Person to Lessee shall constitute prima facie evidence of such costs. The obligations of Lessee under this Subparagraph 2.12(d) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

                  (e) Mitigation.  If Lessor or any Participant becomes aware of
         (i) any Change of Law which will make it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount or any Portion thereof at the LIBOR Rental Rate or (ii) any Change of Law or other event or condition which will obligate Lessee to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d), such Person shall notify Lessee and Agent thereof as promptly as practical. If any Person has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Person shall notify Lessee and Agent thereof as promptly as practical. Each Person affected by any Change of Law which makes it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount or any Portion thereof at the LIBOR Rental Rate or to which Lessee is obligated to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Participating Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Lessee is obligated to pay pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) if, in the reasonable opinion of such Person, such efforts would not be disadvantageous to such Person.

         2.13.    Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Lessee under this Agreement and the other Operative Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Indemnified Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. If any Indemnified Taxes are required to be withheld from any amounts payable to any Lessor Party hereunder or under the other Operative Documents, the amounts so payable to such Lessor Party shall be increased to the extent necessary to yield to such Lessor Party (after payment of all Indemnified Taxes) the Base Rent or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Operative Documents. Whenever any Indemnified Taxes are payable by Lessee, as promptly as possible thereafter, Lessee shall send to Agent for its own account or for the account of Lessor or such Participant, as the case may be, a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Subparagraph 2.13(a) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the Closing Date or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such 30-day period, Lessor, if it is not incorporated under the laws of the United

         States of America or a state thereof, and each Participant which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that Lessor or such Participant, as the case may be, is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any United States federal income taxes. Each Person which delivers to Lessee and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Lessee and Agent two further copies of Form 1001 or 4224 (or successor applicable forms), or other manner of certification or procedure, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Lessee and Agent, and such extensions or renewals thereof as may reasonably be requested by Lessee or Agent, certifying in the case of a Form 1001 or 4224 that such Person is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent Lessor or a Participant from duly completing and delivering any such form with respect to it and Lessor or such Participant advises Lessee and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (c) Mitigation. If any Lessor Party claims any additional amounts to be payable to it pursuant to this Paragraph 2.13, such Lessor Party shall use reasonable commercial efforts to file any certificate or document requested in writing by Lessee (including copies of Internal Revenue Service Form 1001 (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Participating Office if the making of such a filing or such change in the jurisdiction of its Applicable Participating Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of a Participant, in the case of a change in the jurisdiction of its Applicable Participating Office, such change would not be disadvantageous to such Person.

                  (d) Tax Returns. Nothing contained in this Paragraph 2.13 shall require any Lessor Party to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

         2.14. Funding Loss Indemnification. If Lessee shall (a) pay all or any portion of the Outstanding Lease Amount or any Portion thereof on any day other than the last day of a Rental Period therefor (whether an optional payment, a mandatory payment or otherwise) or (b) cancel or otherwise fail to consummate any Advance Request which has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Lessee shall, upon demand by Lessor or any Participant, reimburse such Person for and hold such Person harmless from all costs and losses incurred by such Person as a result of such payment, cancellation or failure. Lessee understands that such costs and losses may include, without limitation, losses incurred by Lessor or a Participant as a result of funding and other contracts entered into by such Person to fund its portion of the Outstanding Lease Amount or any Portion thereof. Each Person demanding payment under this Paragraph 2.14 shall deliver to Lessee, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Lessee shall constitute prima facie evidence of such costs and losses. The obligations of Lessee under this Paragraph 2.14 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

         2.15. Replacement of Participants. If any Participant shall (a) become a Defaulting Participant more than once, (b) continue as a Defaulting Participant for more than five (5) Business Days at any time, (c) deliver, pursuant to Subparagraph 2.12(b), a notice of a Change of Law which does not affect Majority Participants, (d) demand any payment under Subparagraph 2.12(c), 2.12(d) or 2.13(a) for a reason which is not applicable to Majority Participants, or (e) deny a Lease Extension Request made pursuant to Subparagraph 2.09(b), then Agent may (or upon the written request of Lessee if no Event of Default has occurred and is continuing, shall) replace such Participant (the "affected Participant"), or cause such affected Participant to be replaced, with another financial institution (the "replacement Participant") satisfying the requirements of an Eligible Assignee under Subparagraph 7.05(b), by having the affected Participant sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to Subparagraph 7.05(b); provided, however, that if Lessee seeks to exercise such right, it must do so within sixty (60) days after it first receives notice of the event, condition or demand giving rise to such right, or within thirty (30) days after such notice in the case a denial of a Lease Extension Request, and no Lessor Party shall have any obligation to identify or locate a replacement Participant for Lessee. Upon receipt by any affected Participant of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.15, such affected Participant shall sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to an Assignment Agreement and Subparagraph 7.05(b) for a purchase price equal to the sum of its portion of the Outstanding Lease Amount or any Portion thereof, the accrued and unpaid portion of the Base Rent relating to such portion and its ratable share of all fees to which it is entitled.


SECTION 3.        CONDITIONS PRECEDENT.

         3.01. Initial Acquisition Advance. The obligation of Lessor to make the Initial Acquisition Advance (and the obligations of the Participants to fund their respective Proportionate Shares of the Initial Acquisition Advance) is
(are) subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance satisfactory to Lessor, Agent and each Participant, and with sufficient copies for, Lessor, Agent and each Participant.

         3.02. Tract 2 Acquisition Advance. The obligation of Lessor to make the Tract 2 Acquisition Advance (and the obligations of the Participants to fund their respective Proportionate Shares of the Tract 2 Acquisition Advance) is
(are) subject to receipt by Agent, on or prior to the Tract 2 Acquisition Date, of each item listed in Schedule 3.02, each in form and substance satisfactory to Lessor, Agent and each Participant, and with sufficient copies for, Lessor, Agent and each Participant.

         3.03. Improvement/Expense Advances. The obligation of Lessor to make each Improvement/Expense Advance (and the obligations of the Participants to fund their respective Proportionate Shares of such Advance) is (are) subject to
(i) satisfaction of the conditions set forth in Paragraph 3.01, (ii) receipt by Agent pursuant to Paragraph 2.03 of the Advance Request for such Advance, appropriately completed and duly executed by Lessee, and (iii) receipt by Agent of date-down endorsements to Agent's and Lessor's title insurance policies or binders acceptable to Agent and Lessor.

         3.04. Other Conditions Precedent. The occurrence of each Credit Event (including the making of each Advance by Lessor and the funding of each Advance by the Participants) is subject to the further conditions that, on the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing or will result from such Credit Event; and

                  (c) All of the Operative Documents are in full force and effect.

The submission by Lessee to Lessor and Agent of each Advance Request, each Notice of Rental Period Selection and a Notice of Marketing Option Exercise shall be deemed to be a representation and warranty by Lessee that each of the statements set forth above in this Paragraph 3.03 is true and correct as of the date of such request and notice.

         3.05. Covenant to Deliver. Lessee agrees (not as a condition but as a covenant) to deliver to Lessor and Agent each item required to be delivered to Lessor and Agent as a condition to each Advance if such Advance is made. Lessee expressly agrees that the making of any Advance prior to the receipt by Lessor and Agent of any such item shall not constitute a waiver by Lessor, Agent or any Participant of Lessee's obligation to deliver such item, unless expressly waived in writing.


SECTION 4. REPRESENTATIONS AND WARRANTIES.

         4.01. Lessee's Representations and Warranties. In order to induce the Lessor Parties to enter into this Agreement and the other Operative Documents to which they are parties, Lessee hereby represents and warrants to the Lessor Parties as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Lessee and Lessee's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by Lessee of each Operative Document executed, or to be executed, by Lessee and the consummation of the transactions contemplated thereby
         (i) are within the power of Lessee and (ii) have been duly authorized by all necessary actions on the part of Lessee.

                  (c) Enforceability. Each Operative Document executed, or to be executed, by Lessee has been, or will be, duly executed and delivered by Lessee and constitutes, or will constitute, a legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by Lessee of the Operative Documents executed by Lessee and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Lessee; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Lessee; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Lessee (except such Liens as may be created in favor of the Lessor Parties pursuant to this Agreement or the other Operative Documents).

                  (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by Lessee and the performance and consummation by Lessee of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

                  (f) No Violation or Default. Neither Lessee nor any of its Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the reports and documents described on Schedule 4.01(f) (the "Environmental Reports"), neither Lessee nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Default has occurred and is continuing.

                  (g)  Litigation.  Except as set forth (with  estimates  of the dollar amounts involved) in Schedule 4.01(g), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Lessee, threatened against Lessee or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Lessee of the Operative Documents or the transactions contemplated thereby.

                  (h) Title; Possession Under Leases. Lessee and its Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Lessee and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Lessee and its Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Lessee and its Subsidiaries enjoys peaceful and undisturbed possession under such leases.

                  (i) Financial Statements. The Financial Statements of Lessee and its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of Lessee and its Subsidiaries, which have been maintained in accordance with good business practice;
         (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial conditions and results of operations of Lessee and its Subsidiaries as of the date thereof and for the period covered thereby. Neither Lessee nor any of its Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements dated September 30, 1997, furnished by Lessee to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01.

                  (j) Equity  Securities.  All outstanding  Equity Securities of
         Lessee are duly authorized, validly issued, fully paid and non-assessable. All Equity Securities of Lessee have been offered and sold in compliance with all federal and state securities laws and all other Requirements of Law.

                  (k) No Agreements to Sell Assets; Etc. Except as otherwise permitted by Subparagraph 5.02(c) or Subparagraph 5.02(d), neither Lessee nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Lessee or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Lessee or any of its Subsidiaries or to enter into any agreement with respect thereto.

                  (l)      Employee Benefit Plans.

                           (i) Based upon the latest  valuation of each Employee
                  Benefit Plan that either Lessee or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the current liabilities of such plan within the meaning of ss.302(d)(7) of ERISA did not exceed the aggregate value of the assets of such plan. Neither Lessee nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                           (ii) Each  Employee  Benefit Plan  complies,  in both
                  form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Lessee or any ERISA Affiliate of any liability, fine or penalty that is reasonably likely to have a Material Adverse Effect. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Lessee or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit that is reasonably likely to have a Material Adverse Effect. Neither Lessee nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                           (iii) Neither Lessee nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither Lessee nor any ERISA Affiliate has incurred any liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA that is reasonably likely to have a Material Adverse Effect. Neither Lessee nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or
                  Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  (m) Other Regulations. Lessee is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

                  (n) Patent and Other Rights. Lessee and its Subsidiaries own or license under validly existing agreements all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

                  (o) Governmental  Charges and Other  Indebtedness.  Lessee and
         its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them where failure to file is reasonably likely to have a Material Adverse Effect. Lessee and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

                  (p) Margin Stock. Lessee owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Lessee, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) (as supplemented by Lessee from time to time in a written notice to Agent) is a complete list of all of Lessee's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the number of shares and percentages of shares of each such class owned directly or indirectly by Lessee. To the knowledge of Lessee after reasonable investigation, set forth on Schedule 4.01(q) (as supplemented by Lessee from time to time in a written notice to Agent) is a description of each partnership or joint venture in which Lessee is a partner or a venturer. Except as disclosed on Schedule 4.01(q), Lessee has no Subsidiaries, and to the knowledge of Lessee after reasonable investigation Lessee is not a partner in any partnership or a joint venturer in a joint venture.

                  (r) Catastrophic Events. Neither Lessee nor any of its Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Lessee or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Lessee, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

                  (s) Burdensome Contractual Obligations, Etc. Neither Lessee nor any of its Subsidiaries and none of their properties is subject to any Contractual Obligation or Requirement of Law which is reasonably likely to have a Material Adverse Effect.

                  (t) No Material Adverse Effect. No event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect.

                  (u) The Property. The representations and warranties relating to each Tract set forth in Parts 1 and 2 of Schedule 4.01(u) are true and correct. The following representations and warranties apply to all Tracts on the Acquisition Date thereof:

                           (i) All of the  Property  complies and will comply at
                  all times (whether before commencement of any construction, during any construction or after completion of construction of any New Improvements) with all applicable Governmental Rules (including Title III of the Americans with Disabilities Act; Environmental Laws; and zoning, land use, building, planning and fire laws, rules, regulations and codes) and Insurance Requirements, except for violations which are not reasonably likely to have a Material Adverse Effect. Except as disclosed in the Environmental Reports, (A) no Hazardous Materials have been used, generated, manufactured, stored, treated, disposed of, transported or present on or released or discharged from the Property in any manner that is reasonably likely to have a Material Adverse Effect and (B) there are no claims or actions which are reasonably likely to have a Material Adverse Effect pending or, to Lessee's knowledge, threatened against any of the Property by any Governmental Authority or any other Person relating to Hazardous Materials or pursuant to any Environmental Laws.

                           (ii) None of the Improvements (whether before commencement of any construction, during any construction or after completion of construction of any New Improvements) encroach or will at any time encroach in any manner onto any adjoining land, except as permitted by express written and recorded encroachment agreements approved by Agent or as affirmatively insured against by appropriate title insurance.

                           (iii) All licenses, approvals, authorizations, consents, permits, easements and rights-of-way required for the use of any of the Property have been obtained or, if not yet required, will be obtained before required.

                           (iv) After the  Closing  Date,  Lessor will have good
                  and valid fee interest in the Property, subject to no Liens except for Permitted Property Liens.

                  (v) Chief Executive Office. Lessee's chief executive office is located at 120 North Redwood Drive, San Rafael, California.

                  (w) Accuracy of Information Furnished. None of the Operative Documents and none of the other certificates, statements or information furnished to any Lessor Party by or on behalf of Lessee or any of its Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) The Budget attached hereto as Schedule 4.01(x) is based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein and is consistent with the provisions of the Construction Agreements and the Operative Documents. To the best of Lessee's knowledge, the Budget includes all costs necessary to complete the acquisition of the Property and the construction of the New Improvements.

Lessee shall be deemed to have reaffirmed, for the benefit of the Lessor Parties, each representation and warranty contained in this Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

         4.02. Lessor's Representations and Warranties. In order to induce Lessee, Agent and the Participants to enter into this Agreement and the other Operative Documents to which they are parties, Lessor hereby represents and warranties to Lessee, Agent and the Participants as follows:

                  (a) Due Incorporation, Qualification, etc. Lessor (i) is a corporation duly organized, validly existing and in good standing under the laws of Delaware and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

                  (b) Authority. The execution, delivery and performance by Lessor of each Operative Document executed, or to be executed, by Lessor and the consummation of the transactions contemplated thereby
         (i) are within the power of Lessor and (ii) have been duly authorized by all necessary actions on the part of Lessor.

                  (c) Enforceability. Each Operative Document executed, or to be executed, by Lessor has been, or will be, duly executed and delivered by Lessor and constitutes, or will constitute, a legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by Lessor of the Operative Documents executed by Lessor and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Lessor; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Lessor; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Lessor (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Operative Documents).

                  (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by Lessor and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

                  (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Lessor, threatened against Lessor at law or in equity in any court or before any other Governmental Authority which
         (i) is reasonably likely (alone or in the aggregate) to materially and adversely affect the ability of Lessor to perform its obligations under the Operative Documents to which it is a party or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Lessor of the Operative Documents or the transactions contemplated thereby.

                  (g) Other Regulations. Lessor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

                  (h) Chief Executive Office. Lessor's chief executive office is located at 135 S. LaSalle Street, Suite 660, Chicago, Illinois, 60603.

         4.03. Participants' Representations and Warranties. In order to induce Lessee, Lessor and Agent to enter into this Agreement and the other Operative Documents to which they are parties, each Participant hereby represents and warranties to Lessee, Lessor and Agent as follows:

                  (a) Due  Incorporation,  Qualification,  etc. Such Participant
         (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

                  (b) Authority. The execution, delivery and performance by such Participant of each Operative Document executed, or to be executed, by such Participant and the consummation of the transactions contemplated thereby (i) are within the power of such Participant and (ii) have been duly authorized by all necessary actions on the part of such Participant.

                  (c) Enforceability. Each Operative Document executed, or to be executed, by such Participant has been, or will be, duly executed and delivered by such Participant and constitutes, or will constitute, a legal, valid and binding obligation of such Participant, enforceable against such Participant in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by such Participant of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Participant; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Participant; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Participant (except such Liens as may be created in favor of Lessor or Agent pursuant to this Agreement or the other Operative Documents).

                  (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

                  (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Participant, threatened against such Participant at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to materially and adversely affect the ability of such Participant to perform its obligations under the Operative Documents to which it is a party or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Participant of the Operative Documents or the transactions contemplated thereby.

                  (g) Own Account. Such Participant is acquiring its participation interest hereunder for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act of 1933) thereof, and, if in the future it should decide to dispose of its participation interest, it understands that it may do so only in compliance with the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws.


SECTION 5. COVENANTS.

         5.01. Lessee's Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following affirmative covenants, unless Lessor and Required Participants shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. Lessee shall furnish to Agent, with sufficient copies for Lessor and each Participant, the following, each in such form and such detail as Agent, Lessor or the Required Participants shall reasonably request:

                           (i) As soon as  available  and in no event later than
                  ninety (90) days after the last day of each fiscal quarter of Lessee (other than the last quarter of each fiscal year), a copy of the Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by the president or chief financial officer of Lessee to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                           (ii) As soon as available  and in no event later than
                  one hundred, twenty (120) days after the close of each fiscal year of Lessee, (A) copies of the audited Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such year, audited by independent certified public accountants of recognized national standing acceptable to Agent and Required Participants, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent and Required Participants) delivered by such accountants in connection with all such Financial Statements and (C) certificates of such accountants to Agent stating that in making the examination necessary for their opinion they have reviewed Paragraph 5.03 and have obtained no knowledge of any violation by Lessee and its Subsidiaries of the covenants set forth therein, or if, in the opinion of such accountants, any such violation has occurred, a statement as to the nature thereof;

                           (iii)   Contemporaneously   with  the  quarterly  and
                  year-end Financial Statements required by the foregoing clauses (i) and (ii), a compliance certificate of the president or chief financial officer of Lessee (a "Compliance Certificate") which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03;

                           (iv) As soon as  possible  and in no event later than
                  five (5) Business Days after any officer of Lessee knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Lessee or any of its Subsidiaries involving potential monetary damages payable by Lessee or its Subsidiaries of $20,000,000 or more (alone or in the aggregate), other than any frivolous claim or litigation; (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the president or chief financial officer of Lessee setting forth details of such event, condition or Default and the action which Lessee proposes to take with respect thereto;

                           (v) As soon as  available  and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by Lessee or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-Q reports); (B) all reports, proxy statements and financial statements sent or made available by Lessee or any of its Subsidiaries to its security holders; and (C) all press releases and other similar public concerning any material developments in the business of Lessee or any of its Subsidiaries made available by Lessee or any of its Subsidiaries to the public generally;

                           (vi) As soon as available,  the consolidated plan and
                  forecast of Lessee and its Subsidiaries for such fiscal year, including quarterly cash flow projections; and

                           (vii) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Lessee or its Subsidiaries, and compliance by Lessee with the terms of this Agreement and the other Operative Documents as Agent may from time to time reasonably request.

                  (b) Books and Records. Lessee and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

                  (c) Inspections.  Lessee and its Subsidiaries shall permit any
         Person designated by any Participant, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Lessee and its Subsidiaries, to examine the books and records of Lessee and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of Lessee and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as any Participant may reasonably request; provided, however, that, if no Default has occurred and is continuing, Lessee shall not be required to permit more than four (4) such visits for inspection and examination in any fiscal year.

                  (d) Insurance. In addition to the insurance requirements set forth in the Lease Agreement with respect to the Property, Lessee and its Subsidiaries shall:

                           (i) Carry and maintain  insurance of the types and in
                  the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                           (ii) Carry and maintain each policy for such insurance with (A) a company which has a general policy holder of A or better and a financial rating of at least 10 from A.M. Best and Company at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to Agent; and

                           (iii) Deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

                  (e) Governmental Charges and Other Indebtedness. Lessee and its Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all

         Indebtedness which, if unpaid, could become a Lien upon the property of Lessee or its Subsidiaries and (iii) all other indebtedness which, if unpaid, is reasonably likely to have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of Agent.

                  (f) Use of Proceeds. Lessee shall not use any part of the proceeds of any Advance, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Lessee or any Lessor Party in a violation of Regulations G, T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of Lessee and its Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. Lessee shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California except upon not less than ninety (90) days prior written notice to Agent.

                  (h) Plans and Specifications. As soon as available, Lessee shall deliver to Lessor and Agent a copy of the Plans and Specifications for the New Improvements, together with a certificate of each engineer or architect who drafted a material part of such plans and specifications certifying that such plans and specifications are complete and comply with all applicable laws, and either (i) a revised Expiration Date Appraisal which conforms with such Plans and Specifications or (ii) a certificate from the appraiser who prepared the Expiration Date Appraisal to the effect that such Plans and Specifications do not cause the value of any Sub-Tract to be less than the value of such Sub-Tract as set forth in the Expiration Date Appraisal delivered on the Closing Date.

         5.02. Lessee's Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following negative covenants, unless Lessor and Required Participants shall otherwise consent in writing:

                  (a) Indebtedness. Neither Lessee nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness or any Guaranty Obligations except for the following ("Permitted Indebtedness"):

                           (i)  The  Lessee   Obligations  under  the  Operative
                  Documents;

                           (ii) Indebtedness of Lessee and its Subsidiaries listed in Schedule 5.02(a) and existing on the date of this Agreement;

                           (iii) Indebtedness of Lessee and its Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of Lessee's or a Subsidiary's business;

                           (iv) Indebtedness of Lessee and its Subsidiaries for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                           (v) Indebtedness of Lessee and its Subsidiaries under
                  Rate Contracts, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

                           (vi) Indebtedness of Lessee and its Subsidiaries under purchase money loans and Capital Leases incurred by Lessee or any of its Subsidiaries to finance the acquisition by such Person of real property, fixtures or equipment provided that in each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than ninety (90) days after, the first functional use by such Person of the property so financed and (B) such Indebtedness does not exceed the purchase price of the property so financed;

                           (vii) Subordinated Indebtedness of Lessee and its Subsidiaries;

                           (viii) Indebtedness of Lessee and its Subsidiaries under initial or successive refinancings of any Indebtedness permitted by clause (ii) above or under replacements of lines of credit or other credit commitments permitted by clause (ii) above, provided that (A) the principal amount of any such refinancing or replacement does not exceed the principal amount of the Indebtedness being refinanced or commitment being replaced and (B) the material terms and provisions of any such refinancing or replacement (including redemption, prepayment, default and subordination provisions) are not substantially less favorable than the comparable terms of the Indebtedness being refinanced or commitment being replaced, except that the maturity of the new Indebtedness or commitment may be longer;

                           (ix) Indebtedness of Lessee and its Subsidiaries with
                  respect to Surety Instruments incurred in the ordinary course of business (including surety bonds issued to secure obligations of Lessee and its Subsidiaries in respect of equipment ordered from Lessee and its Subsidiaries);

                           (x) Guaranty Obligations of Lessee in respect of Permitted Indebtedness of its Subsidiaries and joint ventures described on Schedule 4.01(q);

                           (xi) Indebtedness of Lessee to any of its Subsidiaries, Indebtedness of any of Lessee's Subsidiaries to Lessee or Indebtedness of any of Lessee's Subsidiaries to any of Lessee's other Subsidiaries, provided that (A) any Indebtedness of Lessee to any of its Subsidiaries and any Indebtedness of any of Lessee's Subsidiaries to Lessee shall be subject to Subparagraph 5.02(j) and (B) any Indebtedness of Lessee to any of its Subsidiaries is Subordinated Indebtedness;

                           (xiii) Other Indebtedness of Lessee and its Subsidiaries, provided that the aggregate amount of such other Indebtedness outstanding at any time does not exceed twenty-five percent (25%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year.

                  (b) Liens. Neither Lessee nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):

                           (i) Liens in favor of any Lessor  Party  securing the
                  Lessee Obligations;

                           (ii) Liens listed in Schedule 5.02(b) and existing on
                  the date of this Agreement;

                           (iii) Liens for taxes or other  Governmental  Charges
                  not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                           (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                           (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           (vi) Zoning restrictions,  easements,  rights-of-way,
                  title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Lessee or any of its Subsidiaries;

                           (vii) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

                           (viii) Liens on any property or assets  acquired,  or
                  on the property or assets of any Persons acquired, by Lessee or any of its Subsidiaries after the date of this Agreement pursuant to Subparagraph 5.02(d), provided that (A) such Liens exist at the time such property or assets or such Persons are so acquired and (B) such Liens were not created in contemplation of such acquisitions;

                           (ix) Judgement Liens, provided that such Liens do not
                  have a value in excess of twenty million dollars ($20,000,000) or such Liens are released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy and, if so stayed, such stay is not thereafter removed;

                           (x) Rights of (A) vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (1) such rights secure or otherwise relate to Permitted Indebtedness,
                  (2) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness and (3) such rights do not secure any Indebtedness other than such Permitted Indebtedness and (B) lessors under operating leases;

                           (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Lessee's and its Subsidiaries' businesses;

                           (xii) Liens securing  Indebtedness  which constitutes
                  Permitted Indebtedness under clause (vi) of Subparagraph 5.02(a) provided that, in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                           (xiii)  Liens  on  the  property  or  assets  of  any
                  Subsidiary   of  Lessee  in  favor  of  Lessee  or  any  other
                  Subsidiary of Lessee;

                           (xiv) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (xii) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Participants than the Indebtedness secured by the existing Lien;

                           (xv)  Liens  on   insurance   proceeds  in  favor  of
                  insurance companies with respect to the financing of insurance premiums;

                           (xvi)   Liens  in   inventory   of  Lessee   and  its
                  Subsidiaries  in  favor of (A)  customers  of  Lessee  and its
                  Subsidiaries to secure the obligations of Lessee and its Subsidiaries in respect of equipment ordered from Lessee and its Subsidiaries by such customers or (B) sureties that have issued surety bonds to such customers to secure such obligations, provided that each such Lien (1) covers only (y) the equipment ordered by a customer pursuant to a purchase order which has been delivered to Lessee or one of its Subsidiaries and (z) the parts and other inventory of Lessee and its Subsidiaries which will be used to build such equipment, (2) secures only the obligations of Lessee and its Subsidiaries in respect of such equipment and (3) terminates upon the delivery of such equipment to such customer or the ultimate purchaser thereof or the return to such customer of such deposit;

                           (xvii) Permitted Property Liens in the Property; and

                           (xviii)  Other  Liens,  provided  that the  aggregate
                  amount of the Indebtedness outstanding at any time and secured by such other Liens does not exceed fifteen percent (15%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year;

         Provided, however, that the foregoing exceptions shall not be construed to permit any Liens, except for Permitted Property Liens, in any of the Property.

                  (c) Asset Dispositions. Neither Lessee nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of all or any part of its assets or property, whether now owned or hereafter acquired, except for the following:

                           (i) Sales of inventory by Lessee and its Subsidiaries
                  in the ordinary course of their businesses;

                           (ii) Sales or other dispositions of surplus, damaged,
                  worn or obsolete equipment or inventory;

                           (iii) Sales or other dispositions of Investments permitted by clause (i) of Subparagraph 5.02(e) for not less than fair market value;

                           (iv) Sales or assignments of defaulted receivables to
                  a collection agency in the ordinary course of business;

                           (v)  Licenses  by Lessee or its  Subsidiaries  of its
                  patents, copyrights, trademarks, trade names and service marks in the ordinary course of its business provided that, in each case, the terms of the transaction are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                           (vi) Sales or other dispositions of assets and property by Lessee to any of Lessee's Subsidiaries or by any of Lessee's Subsidiaries to Lessee or any of its other Subsidiaries, provided that the terms of any such sales or other dispositions by or to Lessee are terms which are no less favorable to Lessee then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                           (vii) Sales, for cash, in the ordinary course of business of accounts receivable of Lessee and its Subsidiaries and certain rights and property of Lessee and its Subsidiaries related to the collection of or constituting proceeds of such accounts receivable, with or without recourse, at a discount rate not to exceed ten percent (10%), provided that the aggregate amount of accounts receivable so sold by Lessee in any fiscal quarter does not exceed twenty million dollars ($20,000,000);

                           (viii) Other sales,  leases,  transfers and disposals
                  of assets and property, provided that the aggregate value of all such assets and property (based upon the book value of such assets and property) so sold, leased, transferred or otherwise disposed for cash of in any fiscal year does not exceed twenty percent (20%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year;

         Provided, however, that the foregoing exceptions shall not be construed to permit any sales, leases, transfers or other disposals of any of the Property, except as expressly permitted by the Lease Agreement.

                  (d) Mergers, Acquisitions, Etc. Neither Lessee nor any of its Subsidiaries shall acquire any other Person (whether through merger with such Person, acquisition of such Person as a Subsidiary or otherwise) or all or substantially all of the assets of any other Person, except that Lessee and its Subsidiaries may make any such acquisitions if (i) the aggregate consideration paid by Lessee and its Subsidiaries in cash for all such acquisitions after the date of this Agreement does not exceed $50,000,000; (ii) the aggregate consideration paid by Lessee and its Subsidiaries in stock for all such acquisitions after the date of this Agreement does not exceed $75,000,000 (such stock to be valued at the market value thereof at the time paid as consideration); (iii) in any merger involving Lessee, Lessee is the surviving corporation; and (iv) both immediately before and after giving effect to any such acquisition, no Default shall have occurred and be continuing.

                  (e) Investments. Neither Lessee nor any of its Subsidiaries shall make any Investment except for Investments in the following:

                           (i)      Investments in Cash Equivalents;

                           (ii) Investments  permitted by the investment  policy
                  of Lessee set forth in Schedule 5.02(e) or, if any changes to the investment policy of Lessee are hereafter duly approved by the Board of Directors of Lessee, in any subsequent investment policy which is the most recent investment policy delivered by Lessee to Agent with a certificate of Lessee's chief financial officer to the effect that such investment policy has been duly approved by Lessee's Board of Directors and is then in effect;

                           (iii) Loans and other  extensions of credit by Lessee
                  and its Subsidiaries to each other to the extent permitted by clause (xi) of Subparagraph 5.02(a) and other types of Investments by Lessee and its Subsidiaries to each other;

                           (iv) Investments consisting of loans to employees, officers and directors, provided that the aggregate principal amount of such loans does not exceed $10,000,000 at any time;

                           (v) Investments of Lessee and its Subsidiaries in Rate Contracts, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

                           (vi) Investments  permitted by Subparagraph  5.02(d);
                  and

                           (vii) Money market mutual funds  registered  with the
                  Securities and Exchange Commission, meeting the requirement of Rule 2a-7 promulgated under the Investment Company Act of 1940

                           (viii) Other Investments, provided that the aggregate
                  amount of such other Investments plus the aggregate cost of all mergers and consolidations consummated, Subsidiaries established and Subsidiaries and assets acquired by Lessee pursuant to Subparagraph 5.02(d) does not exceed in any fiscal year (A) $50,000,000 for any amounts paid in cash and (B) $75,000,000 for any amounts paid with shares of common stock of Lessee (as determined according to the stock price of such shares on the date of transfer) and accounted for on a pooling basis in accordance with GAAP.

                  (f) Dividends, Redemptions, Etc. Neither Lessee nor any of its Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

                           (i) Either Lessee or any of its  Subsidiaries may pay
                  dividends on its capital stock payable solely in such Person's own capital stock;

                           (ii) Any  Subsidiary  of Lessee may pay  dividends to
                  Lessee;

                           (iii) Lessee may  repurchase  its Equity  Securities,
                  provided that the cost of any such repurchase, when added to the aggregate cost of all other repurchases made pursuant to this clause (iii) since the date of this Agreement, does not exceed five percent (5%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year; and

                           (iv) Lessee may pay  dividends  in cash in any fiscal
                  year in an aggregate amount of not more than three percent of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year.

                  (g) Change in Business. Neither Lessee nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business other than the business of providing technology based services and solutions, data processing services, data analysis services or related services.

                  (h) Indebtedness Payments, Etc. Neither Lessee nor any of its Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Indebtedness or (ii) amend, modify or otherwise change any of the subordination or other provisions of any document, instrument or agreement evidencing Subordinated Indebtedness in a manner which adversely affects the material rights of the Lessor Parties.

                  (i) ERISA.  Neither Lessee nor any ERISA  Affiliate  shall (i)
         adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject either Lessee or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would have a Material Adverse Effect.

                  (j) Transactions With Affiliates. Neither Lessee nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Lessee or such Subsidiary as an arms-length transaction with unaffiliated Persons.

                  (k) Accounting Changes. Neither Lessee nor any of its Subsidiaries shall (i) change its fiscal year (currently October 1 through September 30) or (ii) except as required by GAAP, change its accounting practices in any manner which would affect Lessee's compliance with Paragraph 5.03.

                  (l) Capital Expenditures. Lessee and its Subsidiaries shall not pay or incur Capital Expenditures which exceed in aggregate in any fiscal year $50,000,000.

         5.03. Lessee's Financial Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations, Lessee will comply, and will cause compliance, with the following financial covenants, unless Lessor and Required Participants shall otherwise consent in writing:

                  (a) Tangible Net Worth. Lessee shall not permit its Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date") which occurs after December 31, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                           (i) Eighty-five percent (85%) of the Tangible Net Worth of Lessee and its Subsidiaries on the base date;

                                      plus

                           (ii) Seventy-five percent (75%) of the sum of Lessee's consolidated quarterly net income (ignoring any quarterly losses, except as otherwise provided in clause (iii) below) for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date;

                                      minus

                           (iii) the sum of Lessee's consolidated quarterly "in-process R & D loss" for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date;

                                      plus

                           (iv) One hundred  percent  (100%) of the Net Proceeds
                  of all Equity Securities issued by Lessee and its Subsidiaries (to Persons other than Lessee or its Subsidiaries) during the period commencing on the base date and ending on the determination date; and

         As used in this Subparagraph 5.03(a), "in-process R & D loss" shall mean, with respect to any fiscal quarter in which Lessee experiences a consolidated net loss, the lesser of (A) the amount of such net loss and (B) the sum of all in-process research and development charges, determined on a consolidated basis in accordance with GAAP, taken by Lessee and its Subsidiaries during such quarter.

                  (b) Leverage Ratio. Lessee shall not permit its Leverage Ratio to be greater than 1.15 to 1.00 at any time.

                  (c) Quick Ratio. Lessee shall not permit its Quick Ratio on the last day of any fiscal quarter to be less than (i) 1.00 to 1.00 for each fiscal quarter ending on June 30, 1998 and September 30, 1998 and
         (ii) 1.25 to 1.00 for each fiscal quarter thereafter.

                  (d) Fixed Charge Coverage Ratio. Lessee shall not permit its Fixed Charge Coverage Ratio for any consecutive four-quarter period to be less than 2.00 to 1.00.

         5.04. Lessor's Covenants. Until the termination of this Agreement and the satisfaction in full by Lessor of all Lessor Obligations, Lessor will comply, and will cause compliance, with the following covenants, unless Lessee and Required Participants shall otherwise consent in writing:

                  (a) Use of Proceeds. Lessor shall use the proceeds of all amounts delivered to Lessor by Participants pursuant to Subparagraph 2.05(a) solely to fund Advances.

                  (b) Lessor Liens. Lessor shall not create, incur, assume or permit to exist any Lessor Lien (other than any Lien granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations) and shall promptly discharge, at its sole cost and expense, any Lessor Lien on the Property (other than any Liens granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations); provided, however, that Lessor shall not be required so to discharge any such Lessor Lien if the same is being (or promptly will be) contested in good faith by appropriate proceedings diligently prosecuted, provided that any such contest is completed and all Lessor Liens are discharged on or prior to the Expiration Date.

                  (c) Property Disposition. Lessor shall not sell, lease, transfer or otherwise dispose of its right, title and interest in the Property and the Operative Documents except as provided in Subparagraph 2.11(b) or Subparagraph 7.05(d) hereof or in the Purchase Agreement or after retaining the Property following the Expiration Date.

                  (d) Chief Executive Office. Lessor shall not change its chief executive office without giving Agent prompt written notice.

         5.05. Participants' Covenants. Each Participant covenants that it will not fund its portion of any Advance with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any "plan" (as defined in Section 4975(e)(1) of the IRC.


SECTION 6.        LESSOR, AGENT AND THEIR RELATIONS WITH PARTICIPANTS.

         6.01. Appointment of Agent. Each Participant hereby appoints and authorizes Agent to act as its agent hereunder and under the other Operative Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Lessor is not an agent for the Participants or Agent, and neither this Agreement nor any other Operative Document shall be construed to constitute or evidence a partnership among the Lessor Parties or otherwise to impose upon Lessor or Agent any fiduciary duty.

         6.02. Powers and Immunities. Neither Lessor nor Agent shall have any duties or responsibilities except those expressly set forth in this Agreement or in any other Operative Document, be a trustee for any Participant or have any fiduciary duty to any Participant. Notwithstanding anything to the contrary contained herein, neither Lessor nor Agent shall be required to take any action which is contrary to this Agreement or any other Operative Document or any applicable Governmental Rule. Neither Lessor nor Agent nor any Participant shall be responsible to any Participant for any recitals, statements, representations or warranties made by Lessee or any of its Subsidiaries contained in this Agreement or in any other Operative Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure by Lessee or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Lessor and Agent may employ agents and attorneys-in-fact and shall not be responsible to any Participant for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Lessor nor Agent nor any of their respective directors, officers, employees, agents or advisors shall be responsible to any Participant for any action taken or omitted to be taken by it or them hereunder or under any other Operative Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Lessor and Agent shall take such action with respect to the Operative Documents as shall be directed by the Required Participants.

         6.03. Reliance. Lessor or Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Lessor or Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, neither Lessor nor Agent shall be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Participants and shall in all cases be fully protected by the Participants in acting, or in refraining from acting, hereunder or under any other Operative Document in accordance with the instructions of the Required Participants, and such instructions of the Required Participants and any action taken or failure to act pursuant thereto shall be binding on all of the Participants.

         6.04. Defaults. Neither Lessor nor Agent shall be deemed to have knowledge or notice of the occurrence of any Default unless Lessor and Agent have received a written notice from a Participant or Lessee, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If Lessor and Agent receive such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to the Participants. Lessor and Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Participants; provided, however, that until Lessor and Agent shall have received such directions, Lessor or Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Participants.

         6.05. Indemnification. Without limiting the Obligations of Lessee hereunder, each Participant agrees to indemnify Lessor and Agent, ratably in accordance with such Participant's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Lessor or Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Participant shall be liable for any of the foregoing to the extent they arise from Lessor's or Agent's gross negligence or willful misconduct. Lessor or Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Participant under this Paragraph 6.05 shall survive the payment and performance of the Lessee Obligations, the termination of this Agreement and any Participant ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Participant ceased to be a Participant hereunder).

         6.06. Non-Reliance. Each Participant represents that it has, independently and without reliance on Lessor, Agent, or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Lessee and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Lessor, Agent or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement or any other Operative Document. Neither
Lessor nor Agent nor any of their respective affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Participant informed as to the performance or observance by Lessee or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Lessee or any of its Subsidiaries; (b) have any duty or responsibility to provide any Participant with any credit or other information concerning Lessee or any of its Subsidiaries which may come into the possession of Lessor or Agent, except for notices, reports and other documents and information expressly required to be furnished to the Participants by Lessor or Agent hereunder; or (c) be responsible to any Participant for (i) any recital, statement, representation or warranty made by Lessee or any officer, employee or agent of Lessee in this Agreement or in any of the other Operative Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Operative Document, (iii) the value or sufficiency of the Property or the validity or perfection of any of the liens or security interests intended to be created by the Operative Documents, or (iv) any failure by Lessee to perform its obligations under this Agreement or any other Operative Document.

         6.07. Resignation or Removal of Agent. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lessee and the Participants, and Agent may be removed at any time with or without cause by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint a successor Agent, which Agent, if not a Participant, shall be reasonably acceptable to Lessee; provided, however, that Lessee shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VI and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         6.08. Authorization. Agent is hereby authorized by the Participants to execute, deliver and perform, each of the Operative Documents to which Agent is or is intended to be a party and each Participant agrees to be bound by all of the agreements of Agent contained in the Operative Documents.

         6.09. Lessor and Agent in their Individual Capacities. Lessor, Agent and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Lessee and its Subsidiaries and affiliates as though Lessor were not Lessor hereunder and Agent were not Agent hereunder. With respect to Advances, if any, made by Agent in its capacity as a Participant, Agent in its capacity as a Participant shall have the same rights and powers under this Agreement and the other Operative Documents as any other Participant and may exercise the same as though it were not Agent, and the terms "Participant" or "Participants" shall include Agent in its capacity as a Participant.

SECTION 7.        MISCELLANEOUS

         7.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor, Lessee, any Participant or Agent under this Agreement or the other Operative Documents shall be in writing and faxed, mailed or delivered, if to Lessor, Lessee or Agent, at its respective facsimile number or address set forth below or, if to any Participant, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Participant in Part B of Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any Advance Request, Notice of Rental Period Selection, Extension Request, Notice of Term Purchase Option Exercise, Notice of Marketing Option Exercise or Notice of Expiration Date Purchase Option Exercise delivered to Lessor or Agent shall not be effective until received by Lessor or Agent.

                  Lessee:           Fair, Isaac and Company, Inc.
                                    120 North Redwood Drive
                                    San Rafael, CA 94903-1996
                                    Attn:  Peter L. McCorkell, General Counsel
                                    Tel. No:  (415) 472-2211
                                    Fax. No:  (415) 444-5029

                                    With copies to:

                                    Fair, Isaac and Company, Inc.
                                    120 North Redwood Drive
                                    San Rafael, CA 94903-1996
                                    Attn: Chief Financial Officer
                                    Tel. No:  (415) 472-2211
                                    Fax. No:  (415) 444-5069

                                    Fair, Isaac and Company, Inc.
                                    120 North Redwood Drive
                                    San Rafael, CA 94903-1996
                                    Attn: Treasurer
                                    Tel. No:  (415) 472-2211
                                    Fax. No:  (415) 444-5069

                  Lessor:           Lease Plan North America, Inc.
                                    c/o ABN AMRO Bank N.V.
                                    135 South LaSalle Street, Suite 660
                                    Chicago, IL 60603
                                    Attn: David M. Shipley
                                    Tel. No: (312) 904-2183
                                    Fax. No: (312) 904-6217

                  Agent:            ABN AMRO Bank N.V.
                                    Syndications Group
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY  10019
                                    Attn:  Linda Boardman
                                    Tel. No: (212) 314-1724
                                    Fax. No: (212) 314-1712

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    101 California Street, Suite 4550
                                    San Francisco, CA  94111-5812
                                    Attn:  Jamie Dillon
                                    Tel. No: (415) 984-3750

                                    Fax. No: (415) 362-3524

Each Advance Request, Notice of Rental Period Selection, Extension Request, Notice of Term Purchase Option Exercise, Notice of Marketing Option Exercise and Notice of Expiration Date Purchase Option Exercise shall be given by Lessee to Agent's office located at its address referred to above during its normal business hours; provided, however, that any such notice received by Agent after 10:00 a.m. on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Lessee to any Lessor Party to be made by telephone or facsimile, any Lessor Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Lessor Party is such a person.

         7.02. Expenses. Lessee shall pay on demand, whether or not any Advance is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lessor and Agent in connection with the preparation, negotiation, execution and delivery of, the consummation of the transactions contemplated by and the exercise of their duties under, this Agreement and the other Operative Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and
(b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Lessor Parties in the enforcement or attempted enforcement of any of the Lessee Obligations or in preserving any of the Lessor Parties' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Lessee Obligations or any bankruptcy or similar proceeding involving Lessee or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Participants' in-house legal counsel and staff. The obligations of Lessee under this Paragraph 7.02 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

         7.03. Indemnification. To the fullest extent permitted by law, Lessee agrees to protect, indemnify, defend and hold harmless, on an after-tax basis, the Lessor Parties and the other Indemnitees from and against any and all liabilities, losses, damages or expenses of any kind or nature (including Indemnified Taxes) and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Operative Documents, any transaction contemplated thereby or the Property, including any use by Lessee of the Property or the Advances, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that any Lessor Party believes is covered by this indemnity, such Lessor Party shall give Lessee notice of the matter and an opportunity to defend it, at Lessee's sole cost and expense, with legal counsel reasonably satisfactory to such Lessor Party. Such Lessor Parties may also require Lessee to defend the matter. Any failure or delay of any Lessor Party to notify Lessee of any such suit, claim or demand shall not relieve Lessee of its obligations under this Paragraph 7.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay that is unreasonable. The obligations of Lessee under this Paragraph 7.03 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

         7.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Operative Document may be amended or waived if such amendment or waiver is in writing and is signed by Lessor, Lessee and the Required Participants; provided, however that:

                  (a) Any amendment, waiver or consent which (i) increases the 364-Day Commitment, Thirty-Month Commitment or Total Commitment, (ii) extends the Scheduled Expiration Date, (iii) reduces the Rental Rate or any fees or other amounts payable for the account of the Participants hereunder, (iv) postpones any date scheduled for any payment of Base Rent or any fees or other amounts payable for the account of the Participants hereunder or thereunder, (v) amends Paragraph 2.06 or this Paragraph 7.04, (vi) amends the definition of Required Participants or
         (vii) releases Lessor's interest in any substantial part of the Property, must be in writing and signed or approved in writing by all Participants;

                  (b) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Participant must be in writing and signed by such Participant; and

                  (c) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         7.05.    Successors and Assigns.

                  (a) Binding  Effect.  This  Agreement and the other  Operative
         Documents shall be binding upon and inure to the benefit of Lessee, Lessor, the Participants, Agent and their respective permitted successors and assigns. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                  (b)      Participant Assignments.

                           (i) Any Participant may, at any time, sell and assign
                  to any other Participant or any Eligible Assignee (individually, an "Assignee Participant") all or a portion of its rights and obligations under this Agreement and the other Operative Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit M (an "Assignment Agreement"), executed by each Assignee Participant and such assignor Participant (an "Assignor Participant") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                                    (A) Without  the written  consent of Lessor,
                           Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Assignee Participant which is not, immediately prior to such Assignment, a Participant hereunder or an Affiliate thereof; or

                                    (B) Without  the written  consent of Lessor,
                           Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Assignee Participant if, after giving effect to such Assignment, the Commitment of such Participant or such Assignee Participant would be less than Five Million Dollars ($5,000,000) (except that a Participant may make an Assignment which reduces its Commitment to zero without the written consent of Lessor, Agent or Lessee); or

                                    (C) Without  the written  consent of Lessor,
                           Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment of its Outstanding Tranche A Participation Amount or its Outstanding Tranche B Participation Amount which does not assign and delegate an equal pro rata interest in
                           (1) such Participant's Outstanding Tranche A Participation Amount and its Outstanding Tranche B Participation Amount, (2) such Participant's Tranche A Percentage and its Tranche B Percentage, and (3) such Participant's other rights, duties and obligations relating to the Tranche A Portion and the Tranche B Portion under this Agreement and the other Operative Documents.

                                    (D) Without  the written  consent of Lessor,
                           Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Tranche C Participant may make any Assignment of its Outstanding Tranche C Participation Amount which does not assign and delegate an equal pro rata interest in
                           (1) such Participant's Outstanding Tranche C Participation Amount, (2) such Participant's Tranche C Percentage, and (3) such Participant's other rights, duties and obligations relating to the Tranche C Portion under this Agreement and the other Operative Documents.

                  Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment
                  Effective Date determined pursuant to such Assignment Agreement, (y) each Assignee Participant thereunder shall be a Participant hereunder with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption "Tranche Percentages and Proportionate Shares After Assignment") and shall have the rights, duties and obligations of such a Participant under this Agreement and the other Operative

                  Documents, and (z) the Assignor Participant thereunder shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption "Tranche Percentages and Proportionate Shares After Assignment"), or, if the Proportionate Share of the Assignor Participant has been reduced to 0%, the Assignor Participant shall cease to be a Participant and to have any obligation to fund any portion of any Advance; provided, however, that any such Assignor Participant which ceases to be a Participant shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Participant, the deletion of each Assignor Participant which reduces its Proportionate Share to 0% and the resulting adjustment of Tranche A Percentages, Tranche B Percentages, Tranche C Percentages and Proportionate Shares arising from the purchase by each Assignee Participant of all or a portion of the rights and obligations of an Assignor Participant under this Agreement and the other Operative Documents. Each Assignee Participant which was not previously a Participant hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Participant, deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Participant is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                           (ii) Agent shall maintain at its address  referred to
                  in Paragraph 7.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Participants and the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share of each Participant from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Lessee, Agent and the Participants may treat each Person whose name is recorded in the Register as the owner of the interests recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Lessee or any Participant at any reasonable time and from time to time upon reasonable prior notice.

                           (iii)  Upon its  receipt of an  Assignment  Agreement
                  executed by an Assignor Participant and an Assignee Participant (and, to the extent required by clause (i) of this Subparagraph 7.05(b), by Lessor, Agent and Lessee), together with payment to Agent by Assignor Participant of a registration and processing fee of $2,500, Agent shall (A) promptly accept such Assignment Agreement and (B) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Lessor, the Participants and Lessee. Agent may, from time to time at its election, prepare and deliver to Lessor, the Participants and Lessee a revised Schedule I reflecting the names, addresses and respective Proportionate Shares of all Participants then parties hereto.

                           (iv) Subject to Subparagraph 7.13(g), the Lessor Parties may disclose the Operative Documents and any financial or other information relating to Lessee or any Subsidiary to each other or to any potential Assignee Participant.

                  (c) Participant Subparticipations. Any Participant may at any time sell to one or more banks or other financial institutions ("Subparticipants") subparticipation interests in the rights and interests of such Participant under this Agreement and the other Operative Documents. In the event of any such sale by a Participant of subparticipation interests, such Participant's obligations under this Agreement and the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof and Lessee and the other Lessor Parties shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Participant to obtain the consent of the Subparticipant in order for such Participant to agree in writing to any amendment, waiver or consent of a type specified in clause (i), (ii), (iii) or (iv) of Subparagraph 7.04(a) but may not otherwise require the selling Participant to obtain the consent of such Subparticipant to any other amendment, waiver or consent hereunder. Lessee agrees that any Participant which has transferred any subparticipation interest shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Participant under Paragraph 2.12, Paragraph 2.13, and Paragraph 2.14, as if such Participant had not made such transfer.

                  (d) Lessor Assignments. Lessor may, upon one (1) month's prior written notice to Lessee and Agent, sell and assign all of its right, title and interest in the Property and its rights, powers, privileges, duties and obligations under this Agreement and the other Operative Documents, provided that:

                           (i) If such sale and  assignment  is  effected  after
                  either (A) the occurrence of a Change of Law which makes it unlawful or unreasonably burdensome for Lessor to hold legal or beneficial title to the Property or to perform its obligations and duties under this Agreement and the other Operative Documents or (B) the resignation or removal of the Agent which was the Agent at the time Lessor became the Lessor, the purchaser/assignee (the "successor Lessor") shall be either (1) a Participant or an Eligible Assignee that will not cause the transaction evidenced by this Agreement and the other Operative Documents to lose its treatment as an operating lease under FASB 13 or (2) a Person approved as provided in clause (ii) below; or

                           (ii) If such sale and  assignment  is effected in any
                  other circumstance, the successor Lessor shall be a Person that is (A) a financial institution or a Person controlled by a financial institution and (B) approved in writing by Agent, Required Participants and, if no Default has occurred and is continuing, Lessee (which consents of Agent, Required Participants and Lessee shall not be unreasonably withheld); and

                           (iii) The successor  Lessor  executes such documents,
                  instruments and agreements as may reasonably be necessary to evidence its agreement to assume all of the obligations and duties of the Lessor under this Agreement and the other Operative Documents.

         Upon the consummation of any such sale and assignment, (A) the successor Lessor shall become the "Lessor" and shall succeed to and become vested with all the rights, powers, privileges, duties and obligations of the Lessor under this Agreement and the other Operative Documents and (B) the retiring Lessor shall be discharged from the duties and obligations of the Lessor thereafter arising under this Agreement and the other Operative Documents. After any retiring Lessor's discharge as the Lessor, the provisions of Section VI and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Lessor.

         7.06. Setoff. In addition to any rights and remedies of the Participants provided by law, each Participant shall have the right, with the prior written consent of Agent, but without prior notice to or consent of Lessee, any such notice and consent being expressly waived by Lessee to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Lessee Obligations, whether matured or unmatured, any amount owing from such Participant to Lessee, at or at any time after, the occurrence of such Event of Default. The aforesaid right of set-off may be exercised by such Participant against Lessee or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Lessee or against anyone else claiming through or against Lessee or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Participant prior to the occurrence of an Event of Default. Each Participant agrees promptly to notify Lessee after any such set-off and application made by such Participant, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         7.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         7.08. Partial Invalidity. If at any time any provision of this Agreement or any other Operative Document is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement or the other Operative Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         7.09. JURY TRIAL. EACH OF LESSEE AND THE LESSOR PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY

WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THE OPERATIVE DOCUMENTS IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OPERATIVE DOCUMENT.

         7.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         7.11. No Joint Venture, Etc. Neither this Agreement nor any other Operative Document nor any transaction contemplated hereby or thereby shall be construed to (a) constitute a partnership or joint venture between Lessee and any Lessor Party or (b) impose upon any Lessor Party any agency relationship with or fiduciary duty to Lessee.

         7.12. Usury Savings Clause. Nothing contained in this Agreement or any other Operative Documents shall be deemed to require the payment of interest or other charges by Lessee in excess of the amount the applicable Lessor Parties may lawfully charge under applicable usury laws. In the event any Lessor Party shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute excess interest shall, upon such determination, at the option of Lessor, be returned to Lessee or credited against other Lessee Obligations.

         7.13. Confidentiality. No Lessor Party shall disclose to any Person any information with respect to Lessee or any of its Subsidiaries which is furnished pursuant to this Agreement or under the other Operative Documents, except that any Lessor Party may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates to the extent reasonably determined by such Lessor Party to be necessary for the administration or enforcement of the Operative Documents; (b) to any other Lessor Party; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lessor Party; (e) if required in response to any summons or subpoena; (f) in connection with any litigation among the parties relating to the Operative Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lessor Party; (h) to any Assignee Participant or
Subparticipant  or  any  prospective  Assignee  Participant  or  Subparticipant, provided that such Assignee Participant or Subparticipant or prospective Assignee Participant or Subparticipant agrees to be bound by this Paragraph 7.13; or (i) otherwise with the prior consent of Lessee; provided, however, that
(i) any Lessor Party served with any summons or subpoena demanding the disclosure of any such information shall use reasonable efforts to notify Lessee promptly of such summons or subpoena and, if requested by Lessee and not materially disadvantageous to such Lessor Party, to cooperate with Lessee in obtaining a protective order restricting such disclosure, and (ii) any disclosure made in violation of this Agreement shall not affect the obligations of Lessee and its Subsidiaries under this Agreement and the other Operative Documents.

         7.14. Governing Law. This Agreement and the other Operative Documents shall be governed by the laws of the State of California. Lessee hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than California governs this Agreement and the other Operative Documents.

         7.15. Consent to Jurisdiction. Lessee irrevocably submits to the jurisdiction of: any state or federal court sitting in the state of California over any suit, action, or proceeding, brought by Lessee against Lessor Parties, arising out of or relating to this Agreement or the other Operative Documents; and (b) any state court sitting in Marin County over any suit, action, or proceeding, brought by Lessor Parties to exercise their STATUTORY POWER OF SALE under this Agreement or any action brought by Lessor Parties to enforce their rights with respect to the Collateral. Lessee irrevocably waives, to the fullest extent permitted by law, any objection that Lessee may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

                       [The first signature page follows.]

         IN WITNESS WHEREOF, Lessee, Lessor, the Participants and Agent have caused this Agreement to be executed as of the day and year first above written.


LESSEE:                               FAIR, ISAAC AND COMPANY, INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


LESSOR:                                LEASE PLAN NORTH AMERICA, INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


AGENT:                                 ABN AMRO BANK N.V.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


PARTICIPANTS:                          ABN AMRO BANK N.V.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       KEYBANK NATIONAL ASSOCIATION

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       BANQUE NATIONALE de PARIS

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       FLEET NATIONAL BANK

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       THE DAI-ICHI KANGO BANK,  LIMITED
                                            Los Angeles Agency

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                                             SCHEDULE I

                                                            PARTICIPANTS

                                                              PART A(1)

                                            TRANCHE PERCENTAGES AND PROPORTIONATE SHARES
                                                PRIOR TO COMMITMENT TERMINATION DATE
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
      Participant                             Tranche A           Tranche B          Tranche C        Proportionate
                                             Percentange         Percentage          Percentage           Share
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
   ABN AMRO Bank N.V.       13,350,000      22.49606373%         1.77666354%            0.0%           24.27272727%
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
    KeyBank National        15,000,000      25.27647610%         1.99625117%            0.0%           27.27272727%
      Association
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
Banque National de Paris    10,000,000      16.85098407%         1.33083411%            0.0%           18.18181818%
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
  Fleet National Bank       10,000,000      16.85098407%         1.33083411%            0.0%           18.18181818%
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
  The Dai-Ichi Kangyo        5,000,000       8.42549203%         0.66541706%            0.0%            9.09090909%
     Bank, Limited
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
    Lease Plan North         1,650,000       0.0%                0.0%                   3.0%            3.0%
     America, Inc.
------------------------- --------------- ------------------ -------------------- ----------------- -------------------
         Total              55,000,000      89.9%                7.1%                   3.0%          100.0%
------------------------- --------------- ------------------ -------------------- ----------------- -------------------

                                                              PART A(2)

                                            TRANCHE PERCENTAGES AND PROPORTIONATE SHARES

                                              ON AND AFTER COMMITMENT TERMINATION DATE
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
      Participant                           Tranche A          Tranche B         Tranche C      Proportionate Share
                                           Percentange        Percentage         Percentage
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
   ABN AMRO Bank N.V.      13,350,000      20.89456420%       3.37816307%           0.0%           24.27272727%
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
    KeyBank National       15,000,000      23.47703843%       3.79568885%           0.0%           27.27272727%
      Association
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
Banque National de Paris   10,000,000      15.65135895%       2.53045923%           0.0%           18.18181818%
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
  Fleet National Bank      10,000,000      15.65135895%       2.53045923%           0.0%           18.18181818%
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
  The Dai-Ichi Kangyo       5,000,000       7.82567948%       1.26522962%           0.0%            9.09090909%
     Bank, Limited
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
    Lease Plan North        1,650,000       0.0%              0.0%                  3.0%            3.0%
     America, Inc.
------------------------- -------------- ----------------- ------------------ ----------------- --------------------
         Total             55,000,000      83.5%             13.5%                  3.0%          100.0%
------------------------- -------------- ----------------- ------------------ ----------------- --------------------

                            PART B - ADDRESSES, ETC.

ABN AMRO BANK N.V.

Applicable Participating Office:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA 94111


Address for Notices:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA 94111
Attention:  Jamie Dillon
Telephone:  (415) 984-3750
Fax:  (415) 362-3524

ABN AMRO North America, Inc.
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attention:  Linda Boardman
Telephone:  (212) 314-1724
Fax:  (212) 314-1712

Wiring Instructions:

ABN AMRO Bank N.V.
New York, New York
ABA No.:  026009580
Account Name:  ABN AMRO Bank - Chicago CPU
Account No.:  650-001-1789-41
Reference:  Fair, Isaac and Company, Inc. Synthetic Lease

KEYBANK NATIONAL ASSOCIATION

Applicable Participating Office:

KeyBank National Association
700 Fifth Ave., 46th Floor
Seattle, Washington 98104





Address for Notices:

KeyBank National Association
700 Fifth Ave., 46th Floor
Seattle, Washington 98104
Telephone:  206-684-6085
Fax:  206-684-6035

KeyBank National Association
431 E. Parkcenter Blvd.
Boise, Idaho 83704
Telephone:  800-297-5518
Fax:  800-297-5495





Wiring Instructions:

KeyBank National Association
Seattle, Washington
Attn: Specialty Services
ABA No. 125000574
Account No.: 01500163
Reference:  Fair Isaac

BANQUE NATIONAL de PARIS

Applicable Participating Office:

Banque National de Paris
180 Montgomery Street, 3rd floor
San Francisco, CA 94104

Address for Notices:

Banque National de Paris
180 Montgomery Street, 3rd floor
San Francisco, CA 94104
Attn:  William LaHerran, Vice President
Telephone:  415-956-0707
Fax:  415-296-8954

Banque National de Paris
Treasury Department
180 Montgomery Street, 3rd floor
San Francisco, CA 94104
Attn:  Don Hart, Vice President
Telephone:  415-956-2511
Fax:  415-989-9041


Wiring Instructions:

Federal Reserve Bank of New York
ABA 026007689
Account name:  Banque National de Paris, San Francisco
Account No.:  14334000176
Reference:  Fair Isaac and Company
Attn:  Peggy T.

FLEET NATIONAL BANK

Applicable Participating Office:

Fleet National Bank
One Federal Street
Boston, MA 02110

Address for Notices:

Fleet National Bank
One Federal Street
Boston, MA 02110
Attn:  Mathew M. Glauninger
Telephone:  617-346-0622
Fax:  617-346-0151

Fleet National Bank
One Federal Street
Boston, MA 02110
Attn:  Pauline Kowalczyk
Telephone:  617-346-0622
Fax:  617-346-0151

Wiring Instructions:

Fleet National Bank
Boston, MA
ABA 011000138
Account  No.:  1510351-03156
For further credit to:  Commercial Loan Wire Suspense
Reference:  Fair Isaac and Company, Inc.

THE DAI-ICHI KANGYO BANK, LIMITED
Los Angeles Agency

Applicable Participating Office:

The Dai-Ichi Kango Bank Limited
Los Angeles Agency
101 California  Street, Suite 4000
San Francisco,  CA 94111

Address for Notices:

The Dai-Ichi Kango Bank Limited
Los Angeles Agency
101 California  Street, Suite 4000
San Francisco,  CA 94111
Telephone:  415-393-1813
Fax:  415-788-7868

The Dai-Ichi Kango Bank Limited
Los Angeles Agency
555 West 5th Street
Los Angeles, CA 90013
Telephone:  213-243-4774
Fax:  213-243-4896

Wiring Instructions:

The Dai-Ichi Kango Bank Limited
New York Branch
New York, NY
ABA:
Account No.: 79740111195
Attn:  Credit Administration

                                   SCHEDULE II

                                  PRICING GRID

       (For LIBOR Rental Rate or Fixed Rental Rate, when not cash-secured)

           LEVERAGE RATIO            PRICING               APPLICABLE MARGIN
                                     PERIOD                FOR TRANCHES A & B

           RATIO                     LEVEL                 LIBOR RENTAL RATE
           -----                     -----                 -----------------

       More than 0.85                  1                       0.75%

 Less than or equal to 0.85            2                       1.00%


                                   EXPLANATION

1. During any period when Agent does not have, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral with a value equal to or greater than the aggregate Outstanding Lease Amount or any Portion thereof, the Applicable Margin with respect to the LIBOR Rental Rate will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, or a Level 2 Period.

2. Each Pricing Period will be a Level 1 Period or a Level 2 Period depending upon Lessee's Leverage Ratio for the most recent consecutive four-fiscal quarters ending prior to the first day of such Pricing Period.

                                  SCHEDULE 1.01

                                   DEFINITIONS



         "364-Day Commitment" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

         "364-Day Commitment Extension Fee" shall have the meaning given to that term in Subparagraph 2.04(c) of the Participation Agreement.

         "364-Day Commitment Period" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

         "364-Day Commitment Termination Date" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

         "ABN AMRO" shall mean ABN AMRO Bank N.V.

         "Acquisition Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

         "Acquisition Agreement" shall mean, in the case of the Tract 1 Land, that certain Asset Sale Agreement, dated as of June 25, 1996, between PG&E, as seller, and Village Builders, L.P., as buyer, as amended by the First Amendment to Asset Sale Agreement dated as of August 15, 1997 and assigned by the Assignment of Asset Sale Agreement between Village Builders, L.P. and Lessee, and in the case of the Tract 2 Land, that certain Owner Participation, Disposition and Development Agreement, dated on or about May 19, 1998, between the San Rafael Redevelopment Agency, as seller, and Lessee, as buyer.

         "Acquisition Date" shall mean the date on which Lessor acquires a Tract of Land pursuant to the applicable Acquisition Agreement.

         "Acquisition Price" shall mean, with respect to each Tract of Land, the total purchase price payable by Lessor for such property on the Acquisition Date thereof.

         "Acquisition Request" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

         "Adjusted Net Income" shall mean, with respect to Lessee for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                  (a) The net income or net loss of Lessee and its Subsidiaries for such period before provision for income taxes;

                                      plus

                                     1.01-1

                  (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all Interest Expenses of Lessee and its Subsidiaries accruing during such period, (ii) all rental expenses of Lessee and its Subsidiaries accruing during such period, (iii) all income tax expense of Lessee and its Subsidiaries payable to any governmental authority and accruing during such period, and (iv) all payments of principal (or, in the case of Capital Leases, synthetic leases or other off-balance sheet financings, amounts attributable to principal) of Indebtedness paid or scheduled to be paid by Lessee and its Subsidiaries during such period;

                                      plus

                  (c)  The  sum  of  all   charges   taken  by  Lessee  and  its
         Subsidiaries during such period in connection with the acquisition of in-process research and development.

         "Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

         "Advance Requests" shall have the meaning given to that term in Subparagraph 2.03(c) of the Participation Agreement.

         "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, twenty (20%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall any Lessor Party be deemed to be an Affiliate of Lessee or any of its Subsidiaries for purposes of the Operative Documents. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" shall mean ABN AMRO, acting in its capacity as Agent for the Participants under the Operative Documents.

         "Agent's Fee Letter" shall mean the letter agreement dated as of April 6, 1998 between Lessee and Agent regarding certain fees payable by Lessee to Agent.

         "Agent's   Fees"  shall  have  the  meaning   given  to  that  term  in
Subparagraph 2.04(a) of the Participation Agreement.

         "Alternate Rental Rate" shall mean, for any Rental Period (or portion thereof), the per annum rate equal to the Base Rate in effect from time to time during such period plus the Applicable Margin, such rate to change from time during such period as the Base Rate or Applicable Margin shall change.

         "Applicable Margin" shall mean:


                                     1.01-2

                  (a) Tranche A and Tranche B. With respect to the Outstanding Tranche A Amount and Outstanding Tranche B Amount:

                           (i) No Cash Collateral.  During any period when Agent
                  does not have, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in any Cash Collateral securing the Lessee Obligations:

                                    (A) The per annum margin which is determined
                           pursuant to the Pricing Grid and added to the LIBO Rate with respect to the LIBOR Rental Rate or the Fixed Rate with respect to the Fixed Rental Rate ; or

                                    (B) Zero percent (0%) per annum with respect
                           to the Alternate Rental Rate;

                           (ii) Full Cash  Collateral.  During any  period  when
                  Agent has, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral that secures the Lessee Obligations and has a value equal to or greater than the full Outstanding Lease Amount or any Portion thereof:

                                    (A)  Twenty-five  hundredths  of one percent
                           (0.25%) per annum with respect to the LIBOR Rental Rate or the Fixed Rental Rate; or

                                    (B) Zero percent (0%) per annum with respect
                           to the Alternate Rental Rate; or

                           (iii) Partial Cash Collateral. During any period when
                  Agent has, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral that secures the Lessee Obligations but has a value less than the full Outstanding Lease Amount or any Portion thereof:

                                    (A) The per annum margin equal to the sum of
                           the following with respect to the LIBOR Rental Rate or the Fixed Rental Rate:

                                            (1) The product of (y) the per annum
                                    margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate or the Fixed Rate as the case may be (z) a fraction, the numerator of which is the remainder of the Outstanding Lease Amount or any Portion thereof minus the value of the Cash Collateral and the denominator of which is the Outstanding Lease Amount or any Portion thereof; plus

                                            (2) The  product of (y)  twenty-five
                                    hundredths of one percent  (0.25%) per annum
                                    above times (z) a fraction, the numerator of
                                    which is the  value  of the Cash  Collateral
                                    and  the   denominator   of   which  is  the
                                    Outstanding Lease Amount or any Portion thereof; or

                                     1.01-3

                                    (B) Zero percent (0%) per annum with respect
                           to the Alternate Rental Rate; and

                  (b)  Tranche  C. With  respect  to the  Outstanding  Tranche C
         Amount:

                           (i) Two and  one-half  percent  (2.5%) per annum with
                  respect to the LIBOR Rental Rate; or

                           (ii) Two and one-half  percent  (2.5%) per annum with
                  respect to the Alternate Rental Rate;

provided, however, that each Applicable Margin set forth in subparagraphs (a) and (b) of this definition shall be increased by two percent (2.0%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with the Operative Documents.

         "Applicable Participating Office" shall mean, with respect to any Participant, (a) initially, its office designated as such in Part B of Schedule I (or, in the case of any Participant which becomes a Participant by an assignment pursuant to Subparagraph 7.05(b) of the Participation Agreement, its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Participant may designate to Agent as the office at which such Participant's interest in the Lease Agreement will thereafter be maintained and for the account of which all payments of Rent and other amounts payable to such Participant under the Operative Documents will thereafter be made.

         "Appraisal" shall mean an appraisal of the Property or a portion thereof in a form satisfactory to Lessee, Lessor, Agent and the Required Participants, prepared by an independent MAI appraiser that (a) complies with the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all other applicable Governmental Rules and (b) is approved by Lessor, Agent and the Required Participants (at the time such appraiser is selected).

         "Appurtenant Rights" shall mean all easements and rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to any Land or the Improvements thereto and the reversions, remainders, and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of, in and to such Land and Improvements and every part and parcel thereof, with the appurtenances thereto.

         "Assignee Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

         "Assignment" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

         "Assignment Agreement" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

                                     1.01-4

         "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

         "Assignment of Construction Agreements" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

         "Assignment of Lease" shall have the meaning given to that term in Subparagraph 2.11(b).

         "Assignor Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

         "Assumed Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

         "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).

         "Base Rent" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Budget" shall mean the budget for the acquisition of the Property and the New Improvements set forth on Schedule 4.01(x).

         "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California, Chicago, Illinois or New York, New York and (b) if such Business Day is related to a LIBOR Rental Rate, dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.12(d) of the Participation Agreement.

         "Capital Asset" shall mean, with respect to any Person, any tangible fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

         "Capital Expenditures" shall mean, with respect to Lessee and its Subsidiaries for any period, the sum, determined on a consolidated basis in accordance with GAAP, of all amounts expended and indebtedness incurred or assumed by Lessee and its Subsidiaries during such period for the acquisition of Capital Assets (including all amounts expended and indebtedness incurred or assumed in connection with Capital Leases).

         "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "Cash Collateral" shall mean eurodollar deposits or United States Treasury Securities and deposit accounts held or maintained by Agent and Participants to the extent such securities and


                                     1.01-5
accounts are held and maintained in accordance with the Cash Collateral Agreement and Lessor has a first priority perfected security interest therein securing the Lessee Obligations.

         "Cash Collateral Agreement" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

         "Cash Equivalents" shall mean, on any date:

                  (a) Any debt investments that mature within one year from such date if such investments are permitted by the investment policy of Lessee set forth in Schedule 5.02(e) to the Participation Agreement; or

                  (b) If the investment policy of Lessee is changed after the date of the Participation Agreement, any debt investments that mature within one year from such date if (i) such investments are permitted by the most recent investment policy of Lessee and (ii) such investment policy has been approved by Lessee's Board of Directors and by Lessor and Required Participants.

         "Casualty" shall mean any damage to, destruction of or decrease in the value of all or any portion of any of the Property as a result of fire, flood, earthquake or other natural cause; the actions or inactions of any Person or Persons (whether willful or unintentional and whether or not constituting negligence); or any other cause.

         "Casualty and Condemnation Proceeds" shall mean all awards, damages, compensation, reimbursement and other payments made or to be made to Lessee, Lessor or Agent from any insurer, Governmental Authority or other Person (other than Lessee or any Lessor Party) on account of any Casualty or Condemnation.

         "Change of Control" shall mean (a) with respect to Lessee, the occurrence of any of the following events: (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (A) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of twenty-five percent (25%) or more of the outstanding Equity Securities of Lessee entitled to vote for members of the board of directors, or (B) acquire all or substantially all of the assets of Lessee and its Subsidiaries taken as a whole, or (ii) during any period of twelve (12) consecutive calendar months, individuals who are directors of Lessee on the first day of such period ("Initial Directors") and any directors of Lessee who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors ("Approved Directors") shall cease to constitute a majority of the Board of Directors of Lessee before the end of such period; and
(b) with respect to Lessee's Japanese Subsidiary, Lessee shall cease to own at least fifty-one percent (51%) of the Equity Securities of such Subsidiary except for nominal amounts of director stock necessary to do business in Japan.

         "Change of Law" shall have the meaning given to that term in Subparagraph 2.12(b) of the Participation Agreement.

         "Closing   Date"  shall  have  the  meaning   given  to  that  term  in
Subparagraph 2.01(a) of the Participation Agreement.

                                     1.01-6

         "Closing Date Appraisal" shall mean, with respect to any Tract of Land, on or as of a recent date prior to its Acquisition Date, an Appraisal that assesses at such time the Fair Market Value of such property on such date.

         "Collateral" shall mean the Property Collateral, the Cash Collateral and all other property in which any Lessor Party has a Lien to secure any of the Lessee Obligations.

         "Commencement Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Lease Agreement.

         "Commitment" shall mean, with respect to any Participant at any time, such Participant's Proportionate Share of the Total Commitment at such time.

         "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b) of the Participation Agreement.

         "Commitment Period" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

         "Commitment Termination Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

         "Completion" shall have the meaning given to that term in Subparagraph 3.05(c) of the Construction Agency Agreement. "Complete", "Completed" and "Completion" shall have comparable meanings.

         "Completion Date" shall mean the first date on which all of the conditions set forth in Subparagraph 3.05(c) of the Construction Agency Agreement are satisfied.

         "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a) of the Participation Agreement.

         "Condemnation" shall mean any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy or other right in or to all or any portion of any of the Property (whether wholly or partially, temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Governmental Authority or other Person having the power of eminent domain, including an action by any such Governmental Authority or Person to change the grade of, or widen the streets adjacent to, such Property or alter the pedestrian or vehicular traffic flow to such Property so as to result in change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, access, occupancy or other right is taken.

         "Conforming Bid" shall have the meaning given to that term in Subparagraph 3.02(c) of the Purchase Agreement.

         "Construction Agency Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

                                     1.01-7

         "Construction Agreements" shall have the meaning given to that term in Paragraph 3.02 of the Construction Agency Agreement.

         "Contingent Obligation" shall mean, with respect to any Person, (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item
(b)(iv) of this definition be marked to market on a current basis.

         "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument; contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

         "Credit Event" shall mean the making of each Advance, the selection of a new Rental Period or the exercise of the Marketing Option under the Purchase Agreement.

         "Current Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

         "Default" shall mean any Event of Default under the Lease Agreement or any event or circumstance not yet constituting an Event of Default under the Lease Agreement which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default under the Lease Agreement.

         "Defaulting Participant" shall mean a Participant which has failed to fund its portion of any Advance which it is required to fund under the Participation Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

         "Deposit Accounts" shall have the meaning given to that term in Subparagraph 2.01(a) of the Cash Collateral Agreement.

         "Depositary Bank" shall have the meaning given to that term in Paragraph 2.02 of the Cash Collateral Agreement.

         "Designated Purchaser" shall have the meaning given to that term in Subparagraph 3.02(e) of the Purchase Agreement.

                                     1.01-8

         "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under the Operative Documents, same day or immediately available funds.

         "Eligible Assignee" shall mean (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least
$100,000,000, provided that such bank is acting through a branch or agency located in the United States; or (c) a Person that is (i) a Subsidiary of a Participant, (ii) a Subsidiary of a Person of which a Participant is a Subsidiary, or (iii) a Person of which a Participant is a Subsidiary.

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

         "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C.
Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C.
Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials.

         "Environmental   Reports"   shall  have  the   meaning   set  forth  in
Subparagraph 4.01(f) of the Participation Agreement.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

         "ERISA Affiliate" shall mean any Person which is treated as a single employer with Lessee under Section 414 of the IRC.

                                     1.01-9

         "Event of Default" shall have the meaning given to that term in Paragraph 5.01 of the Lease Agreement.

         "Exhibit B Supplement" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

         "Existing Improvements" shall mean, with respect to the Land, all Improvements existing on the Land on the Closing Date.

         "Expiration Date" shall mean the earlier of (a) the Scheduled Expiration Date under the Lease Agreement, as such date may be extended pursuant to this Agreement, and (b) the Termination Date for the Lease Agreement, if the Lease Agreement is terminated prior to its Scheduled Expiration Date in accordance with its terms.

         "Expiration Date Appraisal" shall mean, with respect to any Tract of Land at any time, an Appraisal that assesses at such time the Fair Market Value of such property on the Scheduled Expiration Date and as improved in accordance with the Budget for the New Improvements, as such Appraisal may be revised as contemplated by Subparagraph 5.01(h) of the Participation Agreement. Until the first Appraisal complying with this definition is delivered, the term
"Expiration Date Appraisal" shall include the preliminary market valuation delivered pursuant to Item F(2) of Schedule 3.01 to the Participation Agreement.

         "Expiration Date Purchase Option" shall have the meaning given to that term in Subparagraph 3.01(b) of the Purchase Agreement.

         "Fair Market Value" shall mean, with respect to any of the Property or any portion thereof, the maximum reasonable amount (not less than zero) that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, for the ownership of the Property or such portion.

         "FASB 13" shall mean Financial Accounting Standards Board Statement No. 13.

         "Federal Funds Rate" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

                                     1.01-10

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "Fixed Charge Coverage Ratio" shall mean, with respect to Lessee for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

         (a) The Adjusted Net Income of Lessee and its Subsidiaries for such period;

                                   divided by

         (b) The sum of (i) all Interest Expenses of Lessee and its Subsidiaries accruing during such period, (ii) all rental expenses of Lessee and its Subsidiaries accruing during such period, (iii) all current maturities of long term Indebtedness (including, in the case of Capital Leases, amounts attributable to current maturities of principal) paid or scheduled to be paid by Lessee and its Subsidiaries during such period and (iv) 20% of all Indebtedness and all synthetic leases and other off balance sheet obligations.

         "Fixed Rate" shall mean, with respect to any Rental Period and Portion for which Lessee accepts a Fixed Rate Offer pursuant to clause (iv)(D) of Subparagraph 2.03(a) of the Lease Agreement, the weighted average per annum rate set forth in such Fixed Rate Offer.

         "Fixed Rate Acceptance" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Fixed Rate Offer" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Fixed Rate Quote" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Fixed Rate Rejection" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Fixed Rate Request" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Fixed Rental Rate" shall mean, for any Rental Period and Portion, the per annum rate equal to the Fixed Rate for such Rental Period, plus the Applicable Margin, such rate to change from time to time during such period as the Applicable Margin shall change.

         "Force Majeure Events" shall mean any Acts of God, riots, civil commotions, insurrections, wars, strikes, lockouts or other events beyond the control of Lessee, except for (a) any such events that are known to or should be known to Lessee on the Closing Date; (b) any such events that are caused by the financial condition of Lessee or the failure of Lessee to make

                                     1.01-11
any payments under any Construction Agreements, any Operative Documents or any related agreements or (c) any events that could be remedied through the payment of money or the exercise of other commercially reasonable efforts.

         "GAAP"  shall  mean  generally  accepted   accounting   principles  and
practices as in effect in the United States of America from time to time, consistently applied.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Charges" shall mean taxes, levies, assessments, fees, imposts, duties, licenses, recording charges, claims or other charges imposed by any Governmental Authority.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code, interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Hazardous  Materials" shall mean all materials,  substances and wastes
which  are   classified  or  regulated  as   "hazardous,"   "toxic"  or  similar
descriptions under any Environmental Law.

         "Improvement/Expense Advance Request" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

         "Improvement/Expense Advances" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

                                     1.01-12

         "Improvements" shall mean all buildings, structures, facilities, fixtures and other improvements of every kind and description now or hereafter located on any of the Land, including (a) all parking areas, roads, driveways, walks, fences, walls, drainage facilities and other site improvements; (b) all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, public address and communications equipment and systems, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of equipment of every kind and description now or hereafter located on such Land or attached to the Improvements thereto which by the nature of their location thereon or attachment thereto are real property under applicable law; and (c) all Modifications to such Land or its Improvements, except for any Modifications removed by Lessee from the Property pursuant to Subparagraph 3.10 of the applicable Lease Agreement.

         "Indebtedness" of any Person shall mean, without duplication:

                  (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including recourse obligations of such Person in connection with receivables and other assets sold by such Person);

                  (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases but excluding trade payables incurred in the ordinary course of business on ordinary terms which are not overdue);

                  (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                  (d) All obligations of such Person as lessee under or with respect to Capital Leases;

                  (e) All non-contingent payment or reimbursement obligations of such Person, contingent or otherwise, under or with respect to Surety Instruments;

                  (f)  All  net  obligations  of  such  Person,   contingent  or
         otherwise, under or with respect to Rate Contracts;

                  (g) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a)
         - (f) above; and

                  (h) All obligations of other Persons of the types described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property

                                     1.01-13

          (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations

         "Indemnified Taxes" shall mean all income taxes, stamp taxes, sales taxes, use taxes, rental taxes, gross receipts taxes, property (tangible and intangible) taxes, franchise taxes, excise taxes, value added taxes, turnover taxes, withholding taxes and other taxes and Governmental Charges, together with any and all assessments, penalties, fines, additions and interest thereon, except:

                  (a) Net income taxes and franchise taxes in lieu of net income taxes imposed on any Lessor Party by its jurisdiction of incorporation or a jurisdiction in which it maintains an office (provided, however, that this definition shall not be construed to prevent a payment from being made on an after-tax basis);

                  (b) Any tax or other Governmental Charge that has not become a Lien on any of the Property and that Lessee is contesting pursuant to Paragraph 3.12 of the Lease Agreement (but only while Lessee is so contesting such tax or Governmental Charge); or

                  (c) Any tax or other Governmental Charge that is imposed upon an Indemnitee primarily as a result of the gross negligence or willful misconduct of such Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Indemnitee), but not taxes or other Governmental Charges imposed as a result of ordinary negligence of such Indemnitee.

         "Indemnitees" shall mean the Lessor Parties and their Affiliates and their respective directors, officers, employees, agents, attorneys and advisors.

         "Indemnity Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.

         "Initial Acquisition Advance" shall have the meaning given to the term in Subparagraph 2.03(a) of the Participation Agreement.

         "Initial Bid" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

         "Initial Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

         "Insurance   Requirements"   shall  mean  all  terms,   conditions  and
requirements imposed by the policies of insurance which Lessee is required to maintain by the Operative Documents.

         "Interest Expenses" shall mean, with respect to Lessee and its Subsidiaries for any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest accrued on the Indebtedness of Lessee and its Subsidiaries during such period (including interest attributable to Capital Leases, synthetic leases and other off-balance sheet financings) and (b) all letter of credit fees payable by Lessee and its Subsidiaries accrued during such period.
                                     1.01-14

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause (h) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

         "IRC" shall mean the Internal Revenue Code of 1986.

         "Issues and Profits" shall mean all present and future rents, royalties, issues, profits, receipts, revenues, income, earnings and other benefits accruing from any of the Land, Improvements or Appurtenant Rights (whether in the form of accounts, chattel paper, instruments, documents, investment property, general intangibles or otherwise) including all rents and other amounts payable pursuant to any Subleases.

         "Land" shall mean all lots, pieces, tracts or parcels of land described in Exhibit A to the Lease Agreement and leased by Lessee pursuant to the Lease Agreement.

         "Lease Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

         "Lease Extension Request" shall have the meaning given to that term in Subparagraph 2.09(b) of the Participation Agreement.

         "Lease Reduction Payments" shall mean each of the following to the extent applied to reduce the Outstanding Lease Amount or any Portion thereof pursuant to the Operative Documents:

                  (a) Casualty and Condemnation Proceeds;

                  (b) The purchase price paid for the Property (or any portion thereof) by Lessee, an Assignee Purchaser or a Designated Purchaser pursuant to the Purchase Agreement;

                  (c) The Residual Value Guaranty and Indemnity Amount paid by Lessee pursuant to the Purchase Agreement;

                  (d) Any proceeds received by Lessee from any sale of the Property after the Expiration Date if such Property is retained by Lessor after such Expiration Date pursuant to the applicable Purchase Agreement; and

                                     1.01-15

                  (e) Any proceeds received by any Lessor Party from the exercise of any of its remedies under the Operative Documents after the occurrence of an Event of Default under the Lease Agreement.

         "Lessee" shall mean Fair Isaac and Company, Inc., acting in its capacity as Lessee under the Operative Documents.

         "Lessee Obligations" shall mean and include all liabilities and obligations owed by Lessee to any Lessor Party under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessee to pay Rent, to pay the Residual Value Guaranty Amount, Indemnity Amount and/or Outstanding Lease Amount or any Portion thereof and to pay all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Lessee or payable by Lessee under the Operative Documents.

         "Lessee Security Documents" shall mean and include the Lease Agreement, the Cash Collateral Agreement, the Assignment of Construction Agreements, and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to any Lessor Party in connection with any Collateral or to secure the Lessee Obligations.

         "Lessor" shall mean Lease Plan North America, Inc. , acting in its capacity as Lessor under the Operative Documents.

         "Lessor Deed of Trust" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.

         "Lessor Liens" shall mean any Liens or other interests in any of the Property of any Person other than Lessee or a Lessor Party arising as a result of (a) any transfer or assignment by Lessor to such Person of any of Lessor's interests in such Property in violation of any of the Operative Documents or (b) any claim against Lessor by any such Person unrelated to any of the Operative Documents or the transactions contemplated thereby. (Lessor Liens shall include Liens granted by Lessor to Agent or any Participant to secure the Lessor Obligations.)

         "Lessor Obligations" shall mean and include all liabilities and obligations owed by Lessor to Agent or any Participant under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessor to share payments made by Lessee to Lessor under the Operative Documents as provided in Paragraph 2.06 of the Participation Agreement.

         "Lessor Parties" shall mean Lessor, the Participants and Agent.

         "Lessor Security Agreement" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.

         "Leverage   Ratio"   shall  mean,   with  respect  to  Lessee  and  its
Subsidiaries at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) total liabilities,

                                     1.01-16
including all Indebtedness of Lessee and its Subsidiaries at such time as reflected on Lessee's balance sheet plus the total amount of all synthetic leases and other off balance sheet obligations of Lessee and its Subsidiaries to
(b) the Tangible Net Worth of Lessee and its Subsidiaries at such time.

         "LIBO Rate" shall mean, with respect to any Rental Period and Portion, a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of (a) the arithmetic mean (rounded up if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Rental Period, at or about 11:00 A.M. (London time) (for delivery on the first day of such Rental Period for a term comparable to such Rental Period, (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7 days), divided by (b) one minus the Reserve Requirement in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, the rate per annum at which Dollar deposits are offered to ABN AMRO by prime banks in the London interbank market on the second Business Day prior to the first day of such Rental Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) in an amount substantially equal to ABN AMRO's Proportionate Share of the applicable Portion and for a term comparable to such Rental Period (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7) days. The LIBO Rate shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

         "LIBOR Rental Rate" shall mean, for any Rental Period and Portion, the per annum rate equal to the LIBO Rate for such Rental Period and Portion, plus the Applicable Margin, such rate to change from time to time during such period as the Applicable Margin shall change.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including the interest of a vendor or lessor under a conditional sale agreement, Capital Lease, "synthetic" lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Line Item" shall mean each line item set forth in the Budget.

         "Major Casualty" shall mean, with respect to the Property, any Casualty affecting such Property where (a) the damage to such Property is treated by any insurer of such Property as a total loss; (b) such Property cannot reasonably be repaired and restored to the condition in which it existed immediately prior to such Casualty; or (c) the reasonably anticipated cost to repair and restore such Property to the condition in which it existed immediately prior to such Casualty would exceed twenty-five percent (25%) of the Outstanding Lease Amount or any Portion thereof.

         "Major Condemnation" shall mean, with respect to the Property, any Condemnation affecting such Property where (a) all or substantially all of such Property is taken by such Condemnation; (b) such Property cannot reasonably be repaired and restored to the condition in

                                     1.01-17
which it existed immediately prior to such Condemnation; or (c) the reasonably anticipated cost to repair and restore such Property to the condition in which it existed immediately prior to such Condemnation would exceed twenty-five percent (25%) of the Outstanding Lease Amount or any Portion thereof.

         "Majority Participants" shall mean (a) at any time the aggregate Outstanding Lease Amount or any Portion thereof is greater than $0, Participants whose aggregate Outstanding Participation Amounts equal or exceed fifty percent (50%) of the aggregate Outstanding Lease Amount or any Portion thereof at such time and (b) at any time the aggregate Outstanding Lease Amount or any Portion thereof is $0, Participants whose Proportionate Shares equal or exceed fifty percent (50%).

         "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

         "Marketing Option" shall have the meaning given to that term in Subparagraph 3.01(a) of the Purchase Agreement.

         "Marketing Option Event of Default" shall mean any Event of Default other than a Non-Marketing Option Event of Default.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Lessee and its Subsidiaries, taken as a whole; (b) the ability of Lessee to pay or perform the Lessee Obligations when due in accordance with the terms of the Operative Documents; (c) the rights and remedies of any Lessor Party under the Operative Documents or any related document, instrument or agreement; or (d) the value of the Property and the Collateral, any Lessor Party's security interests, Liens or other rights in the Property and the Collateral or the perfection or priority of such security interests, Liens or rights.

         "Material Casualty" shall mean any Casualty to the Property that alone, or in combination with any prior Casualties to the Property for which repairs to restore the Property to its prior condition have not been completed, will require repairs costing $1,000,000 or more to restore the Property to its prior condition.

         "Maturity" shall mean, with respect to any Rent, interest, fee or other amount payable by Lessee under the Operative Documents, the date such Rent, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

         "Modifications"   shall  have  the  meaning   given  to  that  term  in
Subparagraph 3.01(c) of the Lease Agreement.

         "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Lessee or any ERISA Affiliate.

         "Net Proceeds" shall mean, with respect to any issuance of Equity Securities by Lessee or any of its Subsidiaries, the aggregate consideration received by Lessee or such Subsidiary from such issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than Lessee or any Affiliate of Lessee and the other reasonable costs and

                                     1.01-18
expenses (including reasonable legal expenses) directly related to such issuance that are to be paid by Lessee or any of its Subsidiaries.

         "New Improvements" shall mean, with respect to the Land, all new Improvements to the Land contemplated by the Plans and Specifications.

         "Non-Marketing Option Event of Default" shall mean:

                  (a) An Event of Default under Subparagraph 5.01(m) of the Lease Agreement; or

                  (b) An Event of Default under Subparagraph 5.01(c) of the Lease Agreement resulting from Lessee's failure to start and complete the construction of the New Improvements in accordance with the Construction Agency Agreement where such failure is caused solely by a Force Majeure Event.

         "Notice of Expiration Date Purchase Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

         "Notice of Marketing Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

         "Notice of Rental Period Selection" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Notice of Term Purchase Option Exercise" shall have the meaning given to that term in Subparagraph 2.01(a) of the Purchase Agreement.

         "Operative Documents" shall mean and include the Participation Agreement, the Lease Agreement, the Construction Agency Agreement, the Purchase Agreement, the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement, the Assignment of Lease, the Acquisition Agreements, the PG&E Agreements and the Agent's Fee Letter; all other notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party pursuant to Paragraph 3.01 or 3.02 of the Participation Agreement; and all notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party in connection with any of the foregoing on or after the date of the Participation Agreement. (Without limiting the generality of the preceding definition, the term "Operative Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

         "Outside Completion Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

         "Outstanding Lease Amount or any Portion thereof" shall mean, on any date, the remainder of (a) the sum of all Advances made by Lessor on or prior to such date, minus (b) the sum of all Lease Reduction Payments applied by Lessor on or prior to such date.

                                     1.01-19

         "Outstanding Participation Amount" shall mean, with respect to any Participant on any date, the remainder of (a) the sum of the portions of all Advances funded by such Participant on or prior to such date, minus (b) the sum of such Participant's share of all Lease Reduction Payments applied to the Outstanding Lease Amount or any Portion thereof on or prior to such date.

         "Outstanding Tranche A Participation Amount" shall mean, with respect to any Tranche A Participant on any date, the remainder of (a) such Participant's Tranche A Portion of all Advances made by Lessor on or prior to such date, minus (b) such Participant's share of all Lease Reduction Payments applied to the Tranche A Portion of the Advances on or prior to such date.

         "Outstanding Tranche B Participation Amount" shall mean, with respect to any Tranche B Participant on any date, the remainder of (a) such Participant's Tranche B Portion of all Advances made by Lessor on or prior to such date, minus (b) such Participant's share of all Lease Reduction Payments applied to the Tranche B Portion of the Advances on or prior to such date.

         "Outstanding Tranche C Participation Amount" shall mean, with respect to any Tranche C Participant on any date, the remainder of (a) such Participant's Tranche C Portion of all Advances made by Lessor on or prior to such date, minus (b) such Participant's share of all Lease Reduction Payments applied to the Tranche C Portion of the Advances on or prior to such date.

         "Participants" shall mean the financial institutions from time to time listed in Schedule I to the Participation Agreement (as amended from time to time pursuant to Subparagraph 7.05(b) of the Participation Agreement or otherwise), acting in their capacities as Participants under the Operative Documents.

         "Participation Agreement" shall mean the Participation Agreement, dated as of May __, 1998 among Lessee and the Lessor Parties.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Improvement Costs" shall mean all reasonable costs and expenses necessary for the construction of the New Improvements to the Land (not including the costs of the Land, the Existing Improvements and the other Property to be acquired for the Acquisition Price paid by Lessor for the Land and the other initial Property on the Closing Date), including:

                  (a) All reasonable costs and expenses of building supplies and materials necessary for the construction of the New Improvements;

                  (b)  All   reasonable   costs  and  expenses  of   architects,
         engineers, contractors and other Persons providing labor and services necessary for the construction of the New Improvements;

                  (c) All reasonable costs and expenses of performance and other bonds and other insurance necessary for the construction of the New Improvements; and

                  (d) All Base Rent accruing during the Commitment Period.

                                     1.01-20

         "Permitted Indebtedness" shall have the meaning given to that term in Subparagraph 5.02(a) of the Participation Agreement.

         "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(b) of the Participation Agreement.

         "Permitted Property Liens" shall have the meaning given to that term in Subparagraph 3.07(a) of the Lease Agreement.

         "Permitted Transaction Expenses" shall mean the following costs and expenses to the extent payable by Lessee in connection with and directly related to the preparation, execution and delivery of the Operative Documents and the transactions contemplated thereby:

                  (a) The reasonable fees and expenses of counsel for Lessee incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents;

                  (b) The  reasonable  fees and  expenses of counsel for each of
         Lessor  and  Agent  incurred  in  connection   with  the   preparation,
         negotiation, execution and delivery of the Operative Documents;

                  (c) The reasonable fees and expenses incurred in recording, registering or filing any of the Operative Documents;

                  (d) The  title  fees,  premiums  and  escrow  costs  and other
         expenses   relating  to  title   insurance   and  the  closing  of  the
         transactions contemplated by the Operative Documents;

                  (e) The reasonable fees and expenses of required environmental audits and appraisals;

                  (f) The reasonable fees and expenses of consultants and accountants for Lessee;

                  (g) The reasonable fees and expenses for surveys; and

                  (h) Other related reasonable fees and expenses.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

         "Personal Property Collateral" shall have the meaning given to that term in Subparagraph 2.07(b) of the Lease Agreement.

         "PG&E" shall mean Pacific Gas and Electric Company, a California corporation.

                                     1.01-21

         "PG&E Agreements" shall mean each of (i) the Acquisition Agreement relating to the Tract 1 Land, (ii) Grant Deed between PG&E, as grantor, and Lessor, as grantee, conveying fee title to the Tract 1 Land, (iii) the Amended and Restated Environmental Agreement between PG&E and Lessor, which also shall be executed by Lessee, (iv) the License Agreement between PG&E and Lessor; and
(v) the Agreement Regarding Development Within Nonexclusive Easements between PG&E and Lessor and any other agreements relating to such agreements or delivered in connection with such agreements..

         "Plans and Specifications" shall mean the final architectural, engineering and construction plans, specifications and drawings for the New Improvements to be constructed on the Land delivered to Lessor pursuant to Subparagraph 5.01(h) of the Participation Agreement, including, if applicable, all civil plans, landscaping plans, and plans for the exterior and interior of structures, as such plans, specifications and drawings may thereafter be revised, amended, supplemented or modified pursuant to Paragraph 3.01 of the Construction Agency Agreement.

         "Portion" shall mean a portion of the Outstanding Lease Amount. If, at any time, Lessee has not elected to divide the Outstanding Lease Amount into two or more portions, any reference to a Portion shall mean the total Outstanding Lease Amount at such time.

         "Pricing Grid" shall mean the Pricing Grid as set forth on Schedule II to the Participation Agreement.

         "Prime Rate" shall mean the per annum rate publicly announced by ABN AMRO from time to time at its Chicago Office. The Prime Rate is determined by ABN AMRO from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

         "Property" shall have the meaning given to that term in Paragraph 2.01 of the Lease Agreement.

         "Property Collateral" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

         "Proportionate Share" shall mean, with respect to each Participant, the percentage set forth under the caption "Proportionate Share" opposite such Participant's name on Part A of Schedule I, or, if changed, such percentage as may be set forth for such Participant in the Register. The Proportionate Share of each Participant shall equal the sum of such Participant's Tranche A Proportionate Share, Tranche B Proportionate Share and Tranche C Proportionate Share.

         "Purchase Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

         "Purchase Documents" shall have the meaning given to that term in Subparagraph 4.01(a) of the Purchase Agreement.

                                     1.01-22

         "Purchaser" shall have the meaning given to that term in Subparagraph 4.01(a) of the Purchase Agreement.

         "Quick Ratio" shall mean, with respect to Lessee at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                  (a) The remainder of (i) the sum (without duplication) of all cash, Cash Equivalents and net accounts receivable of Lessee and its Subsidiaries at such time, minus (ii) the sum (without duplication) of all such cash, Cash Equivalents and net accounts receivable that are subject to a Lien or are otherwise restricted, provided that unless an Event of Default has occurred and is continuing, Cash Equivalents held pursuant to the Cash Collateral Agreement shall not be deemed to be subject to a Lien or otherwise restricted;

                                       to

                  (b) Current liabilities of Lessee and its Subsidiaries, determined in accordance with GAAP, plus to the extent not included in current liabilities, the principal amount of all Indebtedness outstanding under revolving credit facilities and 20% of all synthetic lease obligations and other off balance sheet obligations due within one year.

         "Rate Contracts" shall mean swap agreements (as that term is defined in
Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "Real Property Collateral" shall have the meaning given to that term in Subparagraph 2.07(a) of the Lease Agreement.

         "Register" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

         "Related Agreements" shall mean all chattel paper, accounts, instruments, documents, investment property and general intangibles relating to any of the Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of any of the Land, Improvements or Appurtenant Rights, including (a) all plans, specifications, construction agreements, maps, surveys, studies, books of account, records, files, insurance policies, guarantees and warranties relating to such Land or Improvements or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights (including the Construction Agreements and the Plans and Specifications); (b) all architectural, engineering, construction and management contracts, all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities relating to such Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights; and (c) all computer software and intellectual property, guaranties and warranties, letters of credit, and documents relating to such Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights.

                                     1.01-23

         "Related Goods" shall mean:

                  (a) All machinery, furniture, equipment, fixtures and other goods and tangible personal property (including construction materials and supplies) financed by any Advance, including all such property described in Exhibit B to the Lease Agreement and in each Exhibit B Supplement delivered by Lessee; and

                  (b) All machinery, equipment, fixtures and other goods and tangible personal property (including construction materials and supplies) now or hereafter intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to any of the Improvements or any other Related Goods.

         "Related Permits" shall mean all licenses, authorizations, certificates, variances, consents, approvals and other permits, now or hereafter pertaining to any of the Land, Improvements or Appurtenant Rights and all tradenames or business names relating to any of the Land, Improvements or Appurtenant Rights or the present or future development, construction, operation or use of any of the Land, Improvements or Appurtenant Rights.

         "Rent" shall mean collectively Base Rent and Supplemental Rent.

         "Rental   Period"  shall  have  the  meaning  given  to  that  term  in
Subparagraph 2.03(a) of the Lease Agreement.

         "Rental Rate" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Repair and Restoration Account" shall have the meaning given to that term in Subparagraph 3.04(c) of the Lease Agreement.

         "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

         "Required Participants" shall mean (a) at any time the aggregate Outstanding Lease Amount or any Portion thereof is greater than $0, Participants whose aggregate Outstanding Participation Amounts equal or exceed sixty-six and two-thirds percent (66-2/3%) or more of the aggregate Outstanding Lease Amount or any Portion thereof at such time and (b) at any time the aggregate Outstanding Lease Amount or any Portion thereof is $0, Participants whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66-2/3%).

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                                     1.01-24

         "Reserve Requirement" shall mean, with respect to any day in any Rental Period, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Participant by any Governmental Authority.

         "Residual Value Guaranty Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.

         "Scheduled Expiration Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Lease Agreement.

         "Scheduled Rent Payment Date" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

         "Secondary Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

         "Seller" shall mean, respect to the Tract 1 Land, PG&E, and with respect to the Tract 2 Land, the City of San Rafael, California.

         "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         "Subleases" shall mean all leases and subleases of any of the Land, Improvements and/or Appurtenant Rights by Lessee as lessor or sublessor, now or hereafter in effect, whether or not of record, including all guaranties and security therefor and the right to bring actions and proceedings thereunder or for the enforcement thereof and to do anything which Lessee is or may become entitled to do thereunder.

         "Subordinated Indebtedness" shall mean Indebtedness which is unsecured and subordinated to the Lessee Obligations on terms acceptable to Lessor and the Required Participants.

         "Subparticipants" shall have the meaning given to that term in Subparagraph 7.05(c) of the Participation Agreement.

         "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of

                                     1.01-25
any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, or other Person of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture, business trust or other Person is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

         "Sub-Tract Parcel" shall have the meaning set forth ine Paragraph 2.02 of the Purchase Agreement.

         "Supplemental Rent" shall have the meaning given to such term in Subparagraph 2.03(b) of the Lease Agreement.

         "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Tangible Net Worth" shall mean, with respect to Lessee and its Subsidiaries at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Lessee and its Subsidiaries minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of Lessee and its Subsidiaries, (ii) all reserves established by Lessee and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and (iii) all intangible assets of Lessee and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

         "Term" shall mean the period beginning on the Commencement Date of the Lease Agreement and ending on the Expiration Date of the Lease Agreement.

         "Termination Date" shall mean (a) the date set forth in a Notice of Term Purchase Option as the Scheduled Rent Payment Date on which the Lease Agreement will be terminated by Lessee pursuant to Paragraph 4.01 of the Lease Agreement and the Property will be purchased by Lessee pursuant to Section II of the Purchase Agreement or (b) the date set forth in a written notice delivered by Lessor to Lessee pursuant to Subparagraph 5.03(a) or 5.04(a) of the Lease Agreement after the occurrence of an Event of Default thereunder as the date on which the Lease Agreement will be terminated.

         "Term Purchase Option" shall have the meaning given to that term in Paragraph 2.01 of the Purchase Agreement.

         "Thirty-Month Commitment" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

                                     1.01-26

         "Total Commitment" shall mean the amount set forth as such in Subparagraph 2.01(b) of the Participation Agreement or, if such amount is reduced pursuant to Subparagraph 2.08(a) of the Participation Agreement, the amount to which so reduced.

         "Tract" shall mean:

                  (a) With respect to any land, the lots, pieces, parcels and tracts of land described in each Part of Exhibit A to the Lease Agreement or Exhibit A to the Participation Agreement, as the case may be; and

                  (b) With respect to any Property, a tract of land, together with all Property related to such tract of land.

         "Tract 1 Land" and "Tract 2 Land" shall mean the lots, pieces, parcels and tracts of land described in Part 1 and Part 2, respectively, of Exhibit A to the Participation Agreement.

         "Tract 2 Acquisition Advance" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

         "Tract 2 Acquisition Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement. "Tranche A Participant" shall mean, at any time, any Participant having an Outstanding Tranche A Participation Amount at such time.

         "Tranche A Percentage" shall mean (a) with respect to each Participant at any time prior to the Commitment Termination Date, the percentage set forth under the caption "Tranche A Percentage" opposite such Participant's name in Part A(1) of Schedule I and (b) with respect to each Participant at any time on or after the Commitment Termination Date, the percentage set forth under the caption "Tranche A Percentage" opposite such Participant's name in Part A(2) of
Schedule I; or in the case of either such percentage, if changed, such percentage as may be set forth for such Participant in the Register.

         "Tranche A Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche A Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche A Percentage of such Advance.

         "Tranche A Proportionate Share" shall mean (a) at any time prior to the Commitment Termination Date, eighty-nine and nine-tenths percent (89.9%) and (b) at any time on or after the Commitment Termination Date, eighty-three and five tenths percent (83.5%).

         "Tranche B Participant" shall mean, at any time, any Participant having an Outstanding Tranche B Participation Amount at such time.

         "Tranche B Percentage" shall mean (a) with respect to each Participant at any time prior to the Commitment Termination Date, the percentage set forth under the caption "Tranche B Percentage" opposite such Participant's name in Part A(1) of Schedule I and (b) with respect to

                                     1.01-27
each Participant at any time on or after the Commitment Termination Date, the percentage set forth under the caption "Tranche B Percentage" opposite such Participant's name in Part A(2) of Schedule I; or in the case of either such percentage, if changed, such percentage as may be set forth for such Participant in the Register.

         "Tranche B Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche B Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche B Percentage of such Advance.

         "Tranche B Proportionate Share" shall mean (a) at any time prior to the Commitment Termination Date, seven and one-tenth percent (7.1% and (b) at any time on or after the Commitment Termination Date, thirteen and five-tenths percent (13.5%).

         "Tranche C Participant" shall mean, at any time, any Participant having an Outstanding Tranche C Participation Amount at such time.

         "Tranche C Percentage" shall mean (a) with respect to each Participant at any time prior to the Commitment Termination Date, the percentage set forth under the caption "Tranche C Percentage" opposite such Participant's name in Part A(1) of Schedule I and (b) with respect to each Participant at any time on or after the Commitment Termination Date, the percentage set forth under the caption "Tranche C Percentage" opposite such Participant's name in Part A(2) of
Schedule I; or in the case of either such percentage, if changed, such percentage as may be set forth for such Participant in the Register.

         "Tranche C Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche C Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche C Percentage of such Advance.

         "Tranche C Proportionate Share" shall mean, at all times (whether before, on or after the Commitment Termination Date), three percent (3.0%).

         "Trustee" shall have the meaning given to that term in the introductory paragraph of the Lease Agreement.

         "Unused" shall mean (a) with respect to the 364-Day Commitment at any time, the remainder of (i) the 364-Day Commitment at such time minus (ii) the aggregate amount of all Advances made prior to such time and allocated to the 364-Day Commitment; (b) with respect to the Thirty-Month Commitment at any time, the remainder of (i) the Thirty-Month Commitment at such time minus (ii) the aggregate amount of all Advances made prior to such time and allocated to the Thirty-Month Commitment; and (b) with respect to the Total Commitment at any time, the remainder of (i) the Total Commitment at such time minus (b) the aggregate amount of all Advances made prior to such time.

                                     1.01-28

                                  SCHEDULE 1.02

                              RULES OF CONSTRUCTION



         (a) GAAP. Unless otherwise indicated in any Operative Document, all accounting terms used in the Operative Documents shall be construed, and all accounting and financial computations thereunder shall be computed, in accordance with GAAP. If GAAP changes after the date of the Participation Agreement such that any covenants contained in the Operative Documents would then be calculated in a different manner or with different components, Lessee and the Lessor Parties agree to negotiate in good faith to amend the applicable Operative Documents in such respects as are necessary to conform those covenants as criteria for evaluating Lessee's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Lessee and the Lessor Parities so amend the Operative Documents, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         (b) Headings. Headings in each of the Operative Documents are for convenience of reference only and are not part of the substance thereof.

         (c) Plural Terms. All terms defined in any Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

         (d) Time. All references in each of the Operative Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated. All references in each of the Operative Documents to a date (the "action date") which is one month prior to or after another date (the "reference date") shall mean the date in the immediately preceding or succeeding calendar month (as the case may be) which numerically corresponds to the reference date; provided, however, that (i) if such corresponding date in the immediately preceding or succeeding calendar month (as the case may be) is not a Business Day, the action date shall be the next succeeding Business Day after such corresponding date (unless, in the case of a Rental Period, such next Business Day falls in another calendar month, in which case the action date shall be the immediately preceding Business Day) and (ii) if the reference date is the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the immediately preceding calendar month) the action date shall be the last Business Day of the immediately preceding or succeeding calendar month (as the case may be). All references in each of the Operative Documents to an earlier date which is two or more months prior to a reference date or to a later date which is two or more months after a reference date shall be determined in a comparable manner.

         (e) Construction. The Operative Documents are the result of negotiations among, and have been reviewed by Lessee and each Lessor Party and their respective counsel. Accordingly, the Operative Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Lessee or any Lessor Party.

         (f)  Entire  Agreement.   The  Operative  Documents,   taken  together,
constitute and contain the entire agreement of Lessee and the Lessor Parties and
supersede   any  and  all  prior

                                     1.02-1
agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter thereof.

         (g) Calculation of Base Rent, Interest and Fees. All calculations of Base Rent, interest and fees under the Operative Documents for any period (i) shall include the first day of such period and exclude the last day of such period and (ii) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period that Base Rent or any interest is to be calculated based upon the Base Rate, such Base Rent or interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

         (h)      References.

                  (i) References in any Operative Document to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Articles," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, articles, exhibits and schedules therein and thereto unless otherwise indicated.

                  (ii) References in any Operative Document to any document, instrument or agreement (A) shall include all exhibits, schedules and other attachments thereto, (B) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (C) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

                  (iii) References in any Operative Document to any Governmental Rule (A) shall include any successor Governmental Rule, (B) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (C) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

                  (iv) References in any Operative Document to any Person in a particular capacity (A) shall include any permitted successors to and assigns of such Person in that capacity and (B) shall exclude such Person individually or in any other capacity.

         (i) Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in any Operative Document shall refer to such Operative Document as a whole and not to any particular provision of such Operative Document. The words "include" and "including" and words of similar import when used in any Operative Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of the Participation Agreement and the terms of any other Operative Document, the terms of the Participation Agreement shall govern.

         (j) Governing Law. Unless otherwise provided in any Operative Document, each of the Operative Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                                     1.02-2

                                 SCHEDULE 3.01

               CONDITIONS PRECEDENT TO INITIAL ACQUISITION ADVANCE


A.       Principal Operative Documents.

                  (1) The Participation Agreement, duly executed by Lessee, Lessor, each Participant and Agent;

                  (2) The Lease Agreement, duly executed by Lessee and Lessor and appropriately notarized for recording;

                  (3) The  Purchase  Agreement,  duly  executed  by  Lessee  and
         Lessor;

                  (4) The Construction Agency Agreement, duly executed by Lessee and Lessor;

                  (5) The Assignment of Construction Agreements, duly executed by Lessee;

                  (6) The Cash Collateral Agreement, duly executed by Lessee;

                  (7) The Assignment of Lease, duly executed by Lessor and appropriately notarized for recording;

                  (8) The Lessor Deed of Trust, duly executed by Lessor and appropriately notarized for recording; and

                  (9) The Lessor Security Agreement, duly executed by Lessor.


B.       Lessee Corporate Documents.

                  (1) The Certificate or Articles of Incorporation of Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

                  (2) A Certificate of Good Standing (or comparable certificate) for Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

                  (3) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Lessee as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lessee and continuing in effect, which authorize the execution, delivery and performance  by Lessee of the  Operative  Documents  executed  or to be
         executed   by  Lessee  and  the   consummation   of  the

                                     3.01-1
transactions contemplated thereby; and (c) that there are no proceedings for the dissolution or liquidation of Lessee;

                  (4) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Lessee authorized to execute, deliver and perform the Operative Documents and all other documents, instruments or agreements related thereto executed or to be executed by Lessee; and

                  (5)  A   Certificates   of  Good   Standing   (or   comparable
         certificates) for Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State of California.


C.       Financial Statements, Financial Condition, Etc.

         (1) A copy of the audited consolidated Financial Statements of Lessee for the fiscal year ended September 30, 1997, audited by KPMG Peat Marwick and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

         (2) A copy of the 10-Q report filed by Lessee with the Securities and Exchange Commission for the quarter ended December 31, 1997;

         (3) A copy of the 10-K report filed by Lessee with the Securities and Exchange Commission for the fiscal year ended September 30, 1997;

         (4) A copy of the most recently completed annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to each Employee Benefit Plan of Lessee and its Subsidiaries, certified by the Lessee;

         (5) The consolidated plan and forecast of Lessee and its Subsidiaries for the fiscal year to end September 30, 1998 including quarterly cash flow projections and quarterly projections of Lessee's compliance with each of the covenants set forth in Paragraph 5.03 of the Participation Agreement; and

         (6) Such other financial, business and other information regarding Lessee, or any of its Subsidiaries as Agent or any Participant may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.


D.       Collateral Documents.

                  (1) Evidence that the Lease Agreement, the Assignment of Lease, and the Lessor Deed of Trust, delivered pursuant to items A(2), A(7) and A(8) and the Memorandum of Purchase Agreement relating to the Purchase Agreement delivered

                                     3.01-2
pursuant to item A(3) with respect to the Tract 1 Land have been properly recorded in the Official Records of Marin County;

                  (2) An extended coverage owner's policy or binder of title insurance (or a commitment therefor) for the Property insuring Lessor's fee simple estate to the Tract 1 Land (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (3) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 1 Land insuring the validity and priority of the Lease Agreement (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (4) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 1 Land insuring the validity and priority of the Lessor Deed of Trust (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (5) Copies of all leases for the Tract 1 Land and all other documents, instruments and agreements recorded against or otherwise affecting the Property, including all amendments, extensions and other modifications thereof;

                  (6) Subordination, non-disturbance and attornment agreements from the lessee under each of the leases for the Tract 1 Land;

                  (7) Such consents and estoppels, with appropriate mortgagee protection language, as are requested by Agent, each duly executed by the appropriate Person;

                  (8) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may request to perfect the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;

                  (9) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens which are expressly permitted by the Operative Documents to be prior;

                                     3.01-3

                  (10) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to item B(8) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens (a) which are expressly permitted by the Operative Documents to be prior or (b) for which Agent has received a termination statement pursuant to item B(9) above;

                  (11) Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to any Lessor Party in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents;

                  (12) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Participant in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Operative Documents to be prior; and

E.       Opinions.

                  (1) A favorable written opinion of Pillsbury, Madison & Sutro LLP, counsel to Lessee, dated the Closing Date, addressed to Lessor and Agent, for the benefit of Lessor, Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.


F.       Other Items.

                  (1) A duly completed and timely delivered Acquisition Request, duly executed by Lessee;

                  (2)  A   preliminary   market   valuation  for  the  Property,
         satisfactory to Lessor, dated as of a recent date prior to the Closing Date;

                  (3) Bills of sale for all Related Goods to be acquired with the Initial Acquisition Advances to be made on the Closing Date, each reflecting Lessor as the purchaser of such Related Goods;

                  (4) An as-built survey of the Property (i) prepared by a registered surveyor reasonably satisfactory to Agent, (ii) certified as correct and as (A) having been made in accordance with the most recent standards for "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM, and
         (B) meeting the accuracy requirements of a Class A survey (as defined therein) and including items 1-5, 7-13 and 15 of Table 3 thereof, and
         (iii) disclosing, among other things, (A) the location of the perimeter of the Property by courses and distances, (B) all easements and rights-of-way, whether above or underground, (C) the

                                     3.01-4
         lines of the street abutting the Property and the width thereof, (D) encroachments, if any, and the extent thereof in feet and inches upon the Property, and (E) all boundary and lot lines, and all other matters that would be disclosed by inspection of the Property and the public records;

                  (5) If requested by Lessor, Agent or any Participant, a list of and copies of all Construction Agreements;

                  (6) Each of the Environmental Reports;

                  (7) Certificates of insurance evidencing the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreements;

                  (8)  A  certificate  of  an  Authorized   Officer  of  Lessee,
         addressed to Lessor and Agent and dated the Closing Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

                           (b) No Default has occurred and is  continuing  as of
                  such date;

                           (c) All of the Operative  Documents are in full force
                  and effect on such date.

                  (9) The Acquisition Agreement for the Tract 1 Land and an assignment of such Acquisition Agreement to Lessor.

                  (10) All fees and expenses payable to the Lessor Parties on or prior to the Closing Date (including all Agent's Fees);

                  (11) All fees and expenses of Lessor's and Agent's counsels through the Closing Date;

                  (12) Each of the PG&E Agreements, which shall have been duly executed and delivered and be binding on PG&E and an appropriate officer's certificates of PG&E as to the due authorization and execution of such Agreements; and

                  (13) The agreements between Lessee and Village Builders, L.P. relating to leasing the Property and making leasehold improvements to the Property shall have been terminated and Phase II of the Purchase Agreement between Lessee and Village Builders LP shall have been terminated as no longer in effect.

                  Such other evidence as Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in the Operative Documents.

                                     3.01-5

                                  SCHEDULE 3.02

               CONDITIONS PRECEDENT TO TRACT 2 ACQUISITION ADVANCE



A.       Principal Operative Documents.

                  (1) An amendment to the Lease Agreement adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized;

                  (2) An amendment to the Purchase Agreement adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor;

                  (3) An amendment to the Construction Agency Agreement adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor;

                  (4) An amendment to the Assignment of Lease adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized; and

                  (5) An amendment to the Lessor Deed of Trust adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor and, appropriately notarized.



B.       Collateral Documents.

                  (1) An amendment to the Memorandum of Purchase Agreement adding the Tract 2 Land to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized for recording, and evidence that such amendment has been properly recorded in the Official Records of the County of Marin, California;

                  (2) Evidence that the Lease Agreement, the Assignment of Lease and the Lessor Deed of Trust, or amendments thereto, have been properly recorded in the Official Records of the County of Marin, California;

                  (3) An extended coverage owner's policy or binder of title insurance (or a commitment therefor) for the Tract 2 Land insuring Lessor's fee simple title to such Property (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (4) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 2 Land insuring the validity and priority of the Lease Agreement

                                     3.02-1

         (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (5) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 2 Land insuring the validity and priority of the Lessor Deed of Trust (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

                  (6) Copies of all leases for the Tract 2 Land and all other documents, instruments and agreements recorded against or otherwise affecting such Property, including all amendments, extensions and other modifications thereof;

                  (7) Subordination, non-disturbance and attornment agreements from the lessee under each of the leases for the Tract 2 Land;

                  (8) Such consents and estoppels, with appropriate mortgagee protection language, as are requested by Agent, each duly executed by the appropriate Person;

                  (9) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may request to perfect the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;

                  (10) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens which are expressly permitted by the Operative Documents to be prior;

                  (11) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to item B.(9) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens (a) which are expressly permitted by the Operative Documents to be prior or (b) for which Agent has received a termination statement pursuant to item B.(10) above;

                  (12) Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to any Lessor Party in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents; and

                                     3.02-2

                  (13) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Participant in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Operative Documents to be prior.



C.       Opinions.

                  (1) A favorable written opinion of Pillsbury, Madison & Sutro LLP, counsel to Lessee, dated the Tract 2 Acquisition Date, addressed to Lessor and Agent, for the benefit of Lessor, Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.



D.       Other Items.

                  (1) A duly completed and timely delivered Acquisition Request for the Tract 2 Advance, duly executed by Lessee;

                  (2) A letter updating the Expiration Date Appraisal or other evidence satisfactory to Lessor as to appraised value of the Tract 2 Land as of the Tract 2 Acquisition Date;

                  (3) Bills of sale for all Related Goods to be acquired for the Acquisition Advance to be made on the Tract 2 Acquisition Date, each reflecting Lessor as the purchaser of such Related Goods;

                  (4) An as-built survey of the Property (i) prepared by a registered surveyor reasonably satisfactory to Agent, (ii) certified as correct and as (A) having been made in accordance with the most recent standards for "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM, and
         (B) meeting the accuracy requirements of a Class A survey (as defined therein) and including items 1-5, 7-13 and 15 of Table 3 thereof, and
         (iii) disclosing, among other things, (A) the location of the perimeter of the Property by courses and distances, (B) all easements and rights-of-way, whether above or underground, (C) the lines of the street abutting the Property and the width thereof, (D) encroachments, if any, and the extent thereof in feet and inches upon the Property, and (E) all boundary and lot lines, and all other matters that would be disclosed by inspection of the Property and the public records;

                  (5) If requested by Lessor, Agent or any Participant, a list of and copies of all Construction Agreements;

                  (6) Each of the Environmental Reports to the extent not previously delivered;

                                     3.02-3

                  (7) Certificates of insurance evidencing the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreement;

                  (8) The Acquisition Agreement for the Tract 2 Land and an assignment of such Acquisition Agreement by Lessee to Lessor;

                  (9) All fees and expenses payable to the Lessor Parties on or prior to the Acquisition Date for the Tract 2 Land (including all Agent's Fees);

                  (10) All fees and expenses of Lessor's and Agent's counsels through the Acquisition Date for the Tract 2 Land; and

                  (11) Such other evidence as Agent, Lessor or any Participant may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in the Operative Documents.

                                     3.02-4


                                                        SCHEDULE 4.01(q)

                                                          SUBSIDIARIES

                                                                                      Shares
                                              Jurisdiction of           Class of     Owned by               Percentage Owned
              Subsidiary                        Corporation              Equity        Lessee                   by Lessee
--------------------------------------------------------------------------------------------------------------------------------



                                                            4.01(q)-1

                                Schedule 4.01(f)

                              Environmental Reports

California Regional Water Quality Control Board, San Francisco Bay Region, Order No. 85-80, Waste Discharge Requirements for: Pacific Gas and Electric Company, Redwood Regional Office, San Rafael, Marin County, Adopted June 19, 1985

California Department of Health Services, Toxic Substances Control Division, Consent Order, Docket No. HAS 89-/90-002 - Covenant of Deed Restriction, Covenant and Agreement to Restrict Use of Property, Pacific Gas and Electric Company, San Rafael, California, July 14, 1989

Phase I Environmental Site Assessment for the Former PG&E San Rafael Service Center Site, City of San Rafael Corporation Yard, and Shell Station, San Rafael, California, August 14, 1996, Levine-Fricke (Prepared for Fair, Isaac & Company)

Final Risk Appraisal, San Rafael Retail Project, San Rafael, California, June 21, 1989, Harding Lawson Associates

1995 Annual Groundwater Monitoring Report for the Pacific Gas and Electric Company's Former San Rafael Manufactured Gas Plant Site, June, 1996, Tetra Tech, Inc.

Review of 1989 Risk Appraisal, Second and Lindaro Streets, San Rafael, California, July 3, 1996, Harding Lawson Associates

Soil and Groundwater Investigation, Second and Lindaro Streets, San Rafael, California, October 28, 1996, Harding Lawson Associates

Evaluation of Existing Groundwater Extraction System and Revised Proposed Extraction and Monitoring System Modifications, Village Properties/Fair, Isaac Development, Second and Lindaro Property, San Rafael, California, May 7, 1997, Harding Lawson Associates

1996 Annual Groundwater Monitoring Report for the Pacific Gas and Electric Company's Former San Rafael Manufactured Gas Plan Site, June, 1997, Tetra Tech, Inc.

Risk Assessment of Groundwater and Soil, PG&E Parcel, San Rafael, California, July 8, 1997, Harding Lawson Associates

Revised Risk Assessment of Groundwater and Soil, PG&E Parcel, San Rafael, California, July 18, 1997, Harding Lawson Associates

Health and Safety Plan, Fair, Isaac Office Park, 250 Lindaro Avenue, San Rafael, California, June 11, 1997, Harding Lawson Associates

(Revised) Soil Management Work Plan, Fair, Isaac Office Park, Second and Lindaro Streets, San Rafael, California, June 12, 1997, Revision 1, September 30, 1997, Revision 2, February 1998, Harding Lawson Associates

                                   4.01(f)-1

(Revised) Health and Safety Plan, Fair, Isaac Office Park, 250 Lindaro Avenue, San Rafael, California, Revised September 30, 1997, Harding Lawson Associates

Draft Environmental Impact Report for the Fair, Isaac Office Park Project, Volume I - EIR Text & Appendices, August 18, 1997, Robert Bein, William Frost & Associates

San Rafael Downtown Retail Center, Draft Environmental Impact Report, EIP Associates, December, 1987

Limited Phase I and Phase II Environmental Site Assessment Report, Shell Station and San Rafael Corporation Yard, 755 Second Street, 790 Lincoln Avenue, San Rafael, California, September 25, 1995, McCulley, Frick & Gilman, Inc. (Prepared for The City of San Rafael Redevelopment Agency)

1997 Annual Ground Water Monitoring Report, for PG&E's former San Rafael Plant Site, April 1998, Tetra Tech, Inc.

                                   4.01(f)-2

                            SCHEDULE 4.01(u) -PART 1

                                TRACT 1 PROPERTY

         (i) The Tract 1 Land consists of approximately 10.47 acres located in the City of San Rafael, Marin County, California, more particularly described in
Part 1 to Exhibit A.

         (ii) Upon the completion of the New Improvements on the Tract 1 Land, the Improvements on the Land will consist of two office buildings containing approximately 150,000 rentable square feet (including parking, landscaping, recreational and related facilities, amenities and improvements).

         (iii) Access to the Tract 1 Land for pedestrians and motor vehicles from publicly dedicated streets and public highways is available.

         (iv) No portion of the Tract 1 Land is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.

                                   4.01(u)-1

                            SCHEDULE 4.01(u) - PART 2

                                TRACT 2 PROPERTY

         (i) The Tract 2 Land consists of approximately 2.25 acres located in the City of San Rafael, Marin County, California, more particularly described in
Part 2 to Exhibit A.

         (ii) No New Improvements will be built on the Tract 2 Land prior to the Scheduled Expiration Date.

         (iii) Access to the Tract 2 Land for pedestrians and motor vehicles from publicly dedicated streets and public highways is available.

         (iv) No portion of the Tract 2 Land is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.

                                   4.01(u)-2

                                SCHEDULE 4.01(x)

                                     BUDGET





                                    4.01(x)

                                SCHEDULE 5.02(a)

                              EXISTING INDEBTEDNESS



None.




                                   5.02(a)-1

                                SCHEDULE 5.02(b)

                                 EXISTING LIENS



None.




                                   5.02(b)-1

                                SCHEDULE 5.02(e)

                                INVESTMENT POLICY


                                   5.02(E)-1

                                    EXHIBIT A

                                      LAND

                                     Part 1

                       Property to be acquired from PG&E.

                                    EXHIBIT A

                                      LAND

                                     Part 2

                Property to be acquired from City of San Rafael.

                                    EXHIBIT B

                                 LEASE AGREEMENT

                                    EXHIBIT C

                               PURCHASE AGREEMENT

                                    EXHIBIT D

                          CONSTRUCTION AGENCY AGREEMENT

                                    EXHIBIT E

                               ACQUISITION REQUEST

                                     [Date]

Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to that certain Participation Agreement, dated as of May 15, 1998, (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.03(a) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to acquire [the Tract1/Tract2 Land] and to make the Acquisition Advance as follows:

         (a) The Acquisition Advances shall be made on ___________, 1998; and

         (b) The Acquisition Advance shall be in the amount of $____________ which shall be used to pay (i) $___________ on account of the purchase price to be paid for the [Tract 1/ Tract 2 Land] pursuant to the applicable Acquisition Agreement, and (ii) $___________ on account of Permitted Transaction Expenses.

         3. Lessee desires that the Rental Rate on such Advance be calculated as follows: (select one)

                  (a) At the LIBOR Rental Rate with a Rental Period of __ months, or

                  (b) At the Alternate Base Rate.

         4. [For Advances requested prior to delivery of the Plans and Specifications pursuant to Subparagraph 5.01(h) of the Participation Agreement.] [Set forth on Schedule 1 hereto is an allocation of such Advance to each applicable Line Item of the Budget and a reconciliation of Advances made prior to the date hereof to the applicable Line Items of the Budget.]

         5. Lessee hereby certifies to the Lessor Parties that, on the date of this Acquisition Request and after giving effect to the use of the requested Acquisition Advance[s] as described above:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b)      No Default has occurred and is continuing;

                  (c) All of the Operative Documents are in full force and effect;

                  (d) No action, suit or other proceeding affecting the title to, or the use, operation or value of, the applicable Property (including any proceeding for Condemnation or under any Environmental
         Law) is pending or, to the best of Lessee's knowledge, threatened; and

                  (e)  No  Casualty   affecting  the  applicable   Property  has
         occurred.

         6.       Please disburse the proceeds of the Acquisition Advance to
__________________________________________________________.

         IN WITNESS WHEREOF, Lessee has executed this Acquisition Request on the date set forth above.

                                             FAIR, ISAAC AND COMPANY, INC.

                                             By: _____________________________
                                                 Name: _______________________
                                                 Title: ______________________

                                   SCHEDULE 1

                                       TO

                               ACQUISITION REQUEST

                                    EXHIBIT F

                       IMPROVEMENT/EXPENSE ADVANCE REQUEST



                                     [Date]



Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to that certain Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.03(b) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to make an Improvement/Expense Advance as follows:

                  (a) Such Improvement/Expense Advance shall be in the aggregate amount of $________; and

                  (b) The date of such Improvement/Expense Advance shall be ____________, ____ (the "Advance Date").

         3. Lessee desires that the Rental Rate on such Advance be calculated as follows: (select one)

                  (a) At the LIBOR Rental Rate with a Rental Period of __ months, or

                  (b) At the Alternate Base Rate.

         4. [For Advances requested prior to delivery of the Plans and Specifications pursuant to Subparagraph 5.01(h) of the Participation Agreement.] [Set forth on Schedule 1 hereto is an allocation of such Advance to each applicable Line Item of the Budget and a reconciliation of Advances made prior to the date hereof to the applicable Line Items of the Budget.]

         5. [Lessee will use $________ of the proceeds of the requested Improvement/Expense Advance to pay the costs for the Related Goods described in the Supplement to Exhibit B to the Lease Agreement which is attached hereto. Bills of sale for all such Related Goods, each showing Lessor as the purchaser, also are attached hereto.][Whenever the requested Improvement/Expense Advance is to be used to pay for Related Goods, include the preceding two sentences, complete and attach an Exhibit B Supplement describing the Related Goods and attach the applicable bills of sale.] Lessee will use the [remaining] proceeds of such Improvement/Expense Advance to pay the costs and expenses set forth in
Schedule 1 hereto. All such costs and expenses are Permitted Improvement Costs and/or Permitted Transaction Expenses which are now due and payable. No prior Advance has been requested to pay any such costs and expenses.

         6. Lessee hereby certifies to the Lessor Parties that, on the date of this Improvement/Expense Advance Request and after giving effect to the requested Improvement/Expense Advance:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

         7. Please disburse the proceeds of the  Improvement/Expense  Advance to
___________________________________________________.

         IN WITNESS WHEREOF, Lessee has executed this Improvement/Expense Advance Request on the date set forth above.

                                               FAIR, ISAAC AND COMPANY, INC.

                                               By: _____________________________
                                                   Name: _______________________
                                                   Title: ______________________

                                   SCHEDULE 1

                                       TO

                       IMPROVEMENT/EXPENSE ADVANCE REQUEST

                                  EXHIBIT G(1)

                      364-DAY COMMITMENT EXTENSION REQUEST

                                     [Date]



Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to that certain Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.09(a) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to extend (and the Participants to consent to such extension) the Unused 364-Day Commitment ($___________) for an additional six (6) months by extending the current 364-Day Commitment Termination Date from [__________] to [__________].

         3. Lessee hereby certifies to the Lessor Parties that, on the date of this 364-Day Commitment Extension Request and after giving effect to the extension requested hereby:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.


                                     G(1)-1

         IN WITNESS WHEREOF, Lessee has executed this 364-Day Commitment Extension Request on the date set forth above.

                                               FAIR, ISAAC AND COMPANY, INC.

                                               By: _____________________________
                                                   Name: _______________________
                                                   Title: ______________________





                                     CONSENT

         The undersigned hereby consents to the extension of the 364-Day Commitment Termination Date requested above.

                                               _________________________________

                                               By: _____________________________
                                                   Name: _______________________
                                                   Title: ______________________

                                               Date: ________________________

                                     G(1)-2

                                  EXHIBIT G(2)

                             LEASE EXTENSION REQUEST

                                     [Date]


Lease Plan North America, Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

         1. Reference is made to that certain Participation Agreement, dated as of May 15, 1998 (the "Participation Agreement"), among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.09(b) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to extend (and the Participants to consent to such extension) the Term of the Lease Agreement for an additional __________ by extending the current Scheduled Expiration Date from [__________] to [__________].

         3. Lessee hereby certifies to the Lessor Parties that, on the date of this Lease Extension Request and after giving effect to the extension requested hereby:

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b)      No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

                                     G(2)-1

         IN WITNESS WHEREOF, Lessee has executed this Lease Extension Request on the date set forth above.


                                          FAIR, ISAAC AND COMPANY, INC.

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                     CONSENT

         The undersigned hereby consents to the extension of the Scheduled Expiration Date requested above upon the terms set forth in the attachment hereto.

                                          ______________________________________

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                          Date: ________________________________

                                     G(2)-2

                                    EXHIBIT H

                      ASSIGNMENT OF CONSTRUCTION AGREEMENTS

                                    EXHIBIT I

                            CASH COLLATERAL AGREEMENT

                                    EXHIBIT J

                               ASSIGNMENT OF LEASE

                                    EXHIBIT K

                              LESSOR DEED OF TRUST

                                    EXHIBIT L

                            LESSOR SECURITY AGREEMENT

                                    EXHIBIT M

                              ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

                  (1) The party designated under item A of Attachment I hereto as the Assignor Participant ("Assignor Participant"); and

                  (2) Each party designated under item B of Attachment I hereto as an Assignee Participant (individually, an "Assignee Participant").


                                    RECITALS

         A. Assignor Participant is one of the "Participants" in a Participation Agreement dated as of May 15, 1998, among Fair, Isaac and Company, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), Assignor Participant and the other institutions parties thereto as "Participants" (collectively, the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). (Such Participation Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Participation Agreement").

         B. Assignor Participant wishes to sell, and each Assignee Participant wishes to purchase, all or a portion of Assignor Participant's rights under the Participation Agreement pursuant to Subparagraph 7.05(b) of the Participation Agreement.


                                    AGREEMENT

         Now, therefore, the parties hereto hereby agree as follows:

         1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Participation Agreement have the respective meanings given to those terms in the Participation Agreement.

         2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Participant hereby agrees to sell, assign and delegate to each Assignee Participant and each Assignee Participant hereby agrees to purchase, accept and assume the rights, obligations and duties of a Participant under the Participation Agreement and the other Operative Documents equal to the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share set forth under the captions "Tranche Percentages and Proportionate Shares Assigned" opposite such Assignee Participant's name on Part A of

Attachment I hereto. Such sale, assignment and delegation shall become effective on the date designated in Part C of Attachment I hereto (the "Assignment Effective Date"), which date shall be, unless Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

         3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Participant and each Assignee Participant (and, to the extent required by clause (i) of Subparagraph 7.05(b) of the Participation Agreement, by Lessor, Lessee and Agent) and (b) payment to Agent of the registration and processing fee specified in clause (iii) of Subparagraph 7.05(b) of the Participation Agreement, Agent will transmit to Lessor, Lessee, Assignor Participant and each Assignee
Participant an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").

         4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Participant) on the Assignment Effective Date, each Assignee Participant shall pay to Assignor Participant, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Participant and such Assignee Participant (the "Assignment Purchase Price"), for the respective Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share purchased by such Assignee Participant hereunder. Effective upon receipt by Assignor Participant of the Assignment Purchase Price payable by each Assignee Participant, the sale, assignment and delegation to such Assignee Participant of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

         5. Payments After the Assignment Effective Date. Assignor Participant and each Assignee Participant hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Participation Agreement and the other Operative Documents as follows:

                  (a) All payments applied to reduce the Outstanding Lease Amount or any Portion thereof after the Assignment Effective Date with respect to each Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to an Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

                  (b) All Base Rent, interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to an Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

Assignor Participant and each Assignee Participant shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Operative Documents on account of the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to such Assignee

Participant, and neither Agent nor Lessee shall have any responsibility to effect or carry out such separate arrangements.

         6. Delivery of Copies of Operative Documents. Concurrently with the execution and delivery hereof, Assignor Participant will provide to each Assignee Participant (if it is not already a party to the Participation Agreement) conformed copies of all documents delivered to Assignor Participant on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Participation Agreement.

         7. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         8.  Further   Representations,   Warranties  and  Covenants.   Assignor
Participant and each Assignee Participant further represent and warrant to and covenant with each other, Lessor, Agent and the other Participants as follows:

                  (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Participant makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement or the other Operative Documents furnished or the Collateral or any security interest therein.

                  (b) Assignor Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of Lessee or any of its obligations under the Participation Agreement or any other Operative Documents.

                  (c) Each Assignee Participant confirms that it has received a copy of the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

                  (d) Each Assignee Participant will, independently and without reliance upon Lessor, Agent, Assignor Participant or any other Participant and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement and the other Operative Documents.

                  (e) Each Assignee Participant appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Participation Agreement and the other Operative Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VI of the Participation Agreement.

                  (f) Each Assignee Participant (i) affirms that each of the representations and warranties set forth in Paragraph 4.03 of the Participation Agreement is true and correct with respect to such Participant and (ii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Participation Agreement and the other Operative Documents are required to be performed by it as a Participant.

                  (g) Each Assignee Participant represents and warrants that, as of the date hereof, it would not have any basis for demanding any payment under Subparagraph 2.12(c) or Subparagraph 2.12(d) of the Participation Agreement or, to its knowledge, under Subparagraph 2.13(a) of the Participation Agreement.

                  (h) Part B of Attachment 1 hereto sets forth administrative information with respect to each Assignee Participant.

         9. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Participant shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and
Proportionate Share as set forth under the caption "Tranche Percentages and Proportionate Share After Assignment" opposite such Assignee Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents and (b) Assignor Participant shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth under the caption "Tranche Percentages and Proportionate Share After Assignment" opposite Assignor Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents, or, if the Proportionate Share of Assignor Participant has been reduced to zero, Assignor Participant shall cease to be a Participant and shall have no further obligation to fund any portion of any Advance.

         10. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.


                                          __________________________________, as
                                           Assignor Participant

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                          __________________________________, as
                                          Assignee Participant

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                          __________________________________, as
                                          Assignee Participant

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                          __________________________________, as
                                          Assignee Participant

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

CONSENTED TO AND ACKNOWLEDGED BY:


______________________________________
as Lessee

By: __________________________________
    Name: ____________________________
    Title: ___________________________


______________________________________,
as Agent

By: __________________________________
    Name: ____________________________
    Title: ___________________________


______________________________________,
As Lessor

By: __________________________________
    Name: ____________________________
    Title: ___________________________



ACCEPTED FOR RECORDATION IN REGISTER:

______________________________________,
As Agent

By: __________________________________
    Name: ____________________________
    Title: ___________________________

                                            ATTACHMENT 1

                                       TO ASSIGNMENT AGREEMENT

                 PART A(1) TRANCHE PERECENTAGES PRIOR TO COMMITMENT TERMINATION DATE

                                                     Tranche Percentages and
                                                  Proportionate Shares Assigned
                              ----------------- ---------------- ----------------- -----------------
                                 Tranche A         Tranche B        Tranche C       Proportionate
                                 Percentage       Percentage        Percentage          Share
                                 ----------       ----------        ----------          -----
Assignor Participant:
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
Assignee Participants:
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%



                                                    Tranche Percentages and
                                             Proportionate Shares After Assignment
                              ------------------- ---------------- -------------------- -------------------
                                  Tranche A          Tranche B          Tranche C         Proportionate
                                  Percentage        Percentage         Percentage             Share
                                  ----------        ----------         ----------             -----
Assignor Participant:
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
Assignee Participants:
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%

                                               M(1)-1

                                            ATTACHMENT 1

                                       TO ASSIGNMENT AGREEMENT

                 PART A(1) TRANCHE PERECENTAGES PRIOR TO COMMITMENT TERMINATION DATE

                                                     Tranche Percentages and
                                                  Proportionate Shares Assigned
                              ----------------- ---------------- ----------------- -----------------
                                 Tranche A         Tranche B        Tranche C       Proportionate
                                 Percentage       Percentage        Percentage          Share
                                 ----------       ----------        ----------          -----
Assignor Participant:
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
Assignee Participants:
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%
---------                     --. -------%      --. -------%     --. -------%      --. -------%



                                                    Tranche Percentages and
                                             Proportionate Shares After Assignment
                              ------------------- ---------------- -------------------- -------------------
                                  Tranche A          Tranche B          Tranche C         Proportionate
                                  Percentage        Percentage         Percentage             Share
                                  ----------        ----------         ----------             -----
Assignor Participant:
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
Assignee Participants:
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%
---------                     --. -------%        --. -------%     --. --------%        --. --------%

                                               M(1)-2

                                     PART B


       [Assignee Participant]

Applicable Participating Office:


_________________________
Address for notices:



Telephone No:
Telecopier No:
Wiring Instructions:



  [Assignee Participant]
Applicable Participating Office:


_________________________
Address for notices:



Telephone No:
Telecopier No:
Wiring Instructions:

                                     M(1)-3

                  PART C

ASSIGNMENT EFFECTIVE DATE  ________, ____


                                     M(1)-4

                                  ATTACHMENT 2

                             TO ASSIGNMENT AGREEMENT

                                     FORM OF

                           ASSIGNMENT EFFECTIVE NOTICE

         Reference is made to the Participation Agreement, dated as of May 15, 1998, among Fair, Isaac and Company, Inc., Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions parties thereto as "Participants" (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

         2. Pursuant to such Assignment Agreement, each Assignee Participant is required to pay its Purchase Price to Assignor Participant at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.


                                               Very truly yours,

                                               ABN AMRO Bank N.V.,
                                                 as Agent

                                               By: _____________________________
                                                   Name: _______________________
                                                   Title: ______________________

                                     M(2)-1